November 30, 2001


To Our Shareholders:

Enclosed is the Annual Report for the fiscal year ended October 31, 2001 for the Roulston Funds. Inside, you will hear from each portfolio manager regarding the volatile year in the world political, economic, and market climate and how the portfolios have been positioned to take advantage of the anticipated recovery. Whether a Fund positions more defensively for a difficult investment climate or moves more aggressively for economic recovery, it is clear that the broader market climate over the last few years reaffirms the importance of remaining diversified. This is why the Roulston Funds offer funds for the aggressive through the conservative portion of a well-diversified portfolio. From the more aggressive on the potential risk/return scale, the Emerging Growth Fund, down the line - International Equity Fund, Growth Fund, Growth & Income Fund, to the more conservative Government Securities Fund. Each of these are an important part of a diversified portfolio built for the long-term in the ever-changing investment climate.

For shareholders of the Roulston Funds the future looks bright. In addition to the expertise and experience that Roulston & Company brings as adviser, on October 25, 2001 Roulston & Company became a wholly owned subsidiary of Fairport Asset Management, LLC (formerly the Hickory Group Ltd.) combining the complementary strengths of the two firms. Our combined firms will benefit from expanded services and strength, as well as a combined team of experienced employees with a continued emphasis on investment performance and personal service. Roulston & Company, as a part of Fairport Asset Management, continues as investment adviser in our goal of creating long-term superior performance for shareholders of the Roulston Funds.

In the spirit of the exciting events unfolding with Fairport Asset Management, the Roulston Funds plan on changing to the name Fairport Funds in February of 2002, which inspired the Fairport Asset Management name and the original lighthouse logo. There will be more to come in regards to the expected future name change of the Roulston Funds.

Together, we are well positioned for the future and look forward to the market ahead.

Yours very truly,


/s/Scott D. Roulston
President & CEO





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ROULSTON EMERGING GROWTH FUND

The graph below compares the change in value of a hypothetical $10,000 investment in the Roulston Emerging Growth Fund with the performance of a similar investment in the Russell 2000 Growth Index.

Average Annual Total Return *
1 Year:   -65.55%
Since Inception:  4.71%
The period ended:  10/31/01
Fund inception:  07/01/99

                           Russell 2000 Growth  Roulston Emerging
                           Index                Growth Fund

Date                       Dollar Amt           Dollar Amt

           6/30/99       $10,000               $10,000

           7/31/99         9,691                12,850

           8/31/99         9,329                15,400

           9/30/99         9,509                16,320

          10/31/99         9,752                19,330

          11/30/99         10,783               23,770

          12/31/99         12,684               31,581

           1/31/00         12,566               32,127

           2/29/00         15,490               43,540

           3/31/00         13,862               38,236

           4/28/00         12,462               32,364

           5/31/00         11,370               28,182

           6/30/00         12,839               35,733

           7/31/00         11,739               33,260

           8/31/00         12,974               40,152

           9/29/00         12,329               36,608

          10/31/00         11,328               32,323

          11/30/00         9,271                21,940

          12/31/00         9,838                22,558

           1/31/01         10,634               21,765

           2/28/01         9,176                14,307

           3/31/01         8,342                10,960

           4/30/01         9,363                14,472

           5/31/01         9,580                14,462

           6/29/01         9,851                15,245

           7/31/01         9,011                13,638

           8/31/01         8,448                12,845

           9/30/01         7,084                10,651

          10/31/01         7,766                11,135

* Unlike our Fund, the Russell 2000 Growth Index does not reflect fees and expenses and is an unmanaged indicator of financial performance; as such, it is not sold as an investment. The Russell 2000 Growth Index measures the performance of those companies within the 2,000 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost. The information regarding the Fund's portfolio should not be construed as a recommendation to buy or sell any particular security, the composition of the portfolio is subject to change.

The Roulston Emerging Growth Fund typically invests in companies which tend to be smaller than the 1000 largest companies, but which are growing faster than average. The primary investment objective is capital appreciation.

Periodic investment returns can be volatile due to the fact that many of the companies and the markets in which they do business are fast growing and subject to rapid change, not all of which can be anticipated. Also, many companies are competing in these new markets or market niches against larger companies with greater financial resources which themselves can effect change quickly. Finally, and importantly, the status of investor confidence is relatively more important than with larger companies because the future and confidence in that future is a greater component of the current stock price of an emerging growth company, which can have a narrow product line and little operating history for evaluation.

Performance of the Fund in fiscal 2001 could be described as in two phases. During the first half of the year, the Fund declined sharply in value around 55.2%. A year ago around 70% of the portfolio was invested in technology related companies, some of which were recent Initial Public Offerings (IPO's). Most of these companies were selling the newest products, generally to other businesses. Late last year, as industrial production and other business conditions weakened, business confidence plunged to levels historically experienced only during recessions. Capital spending budgets abruptly became constrained and projects related to the newer innovations were deferred. Consequently, expectations for revenue and for earnings growth ratcheted downward and stock prices suffered, which negatively affected performance of the Fund. Six months ago, the mix of stocks in the Fund was broadened considerably and performance became much less volatile, although still somewhat negative in that market environment, which saw the Russell 2000 Growth Index decline by 31.44% during the year.

At this time, about 14% of the Fund is invested in technology, 31% in consumer discretionary stocks, and 33% in healthcare. The healthcare area is attractive because of demographics and the prospect for innovative products, equipment, and services. The consumer area is emphasized in anticipation of the consumer leading the economy out of the current slowdown. Technology is currently underweighted versus the Russell 2000 Growth Index benchmark, since a more robust economy seems necessary before businesses step up their own spending. Larger holdings include Gilead Sciences (pharmaceuticals), Apollo Group (education), Pixelworks (semiconductors), Chico's FAS (women's apparrel) and eBay (internet trading).

In regards to the Fund's portfolio as a whole, the median projected long-term growth rate is about 25%. The median price to earnings (P/E) ratio is about 27. The estimated beta is about 1.28.


ROULSTON INTERNATIONAL EQUITY FUND

The graph below compares the change in value of a hypothetical $10,000 investment in the Roulston International Equity Fund with the performance of a similar investment in the MSCI EAFE Index. The Fund has selected the MSCI EAFE Index to replace the MSCI EAFE + Canada Index as the Fund's proper benchmark because the MSCI EAFE Index is considered a widely used and more appropriate index for the Fund which does not typically weight substantially in Canadian Companies.

Average Annual Total Return *
1 Year:  -23.81%
Since Inception:  -5.37%
The period ended:  10/31/01
Fund inception:  07/01/99

                    MSCI EAFE +  Roulston
                  Canada Index   International MSCI EAFE
                                 Equity Fund    Index

     6/30/99     $10,000       $10,000       $10,000

     7/31/99      10,276         9,760        10,285

     8/31/99      10,293         9,620        10,311

     9/30/99      10,393         9,730        10,402

    10/31/99      10,786         10,230       10,780

    11/30/99      11,152         11,370       11,143

    12/31/99      12,167         12,701       12,133

     1/31/00      11,416         12,169       11,352

     2/29/00      11,729         13,172       11,646

     3/31/00      12,199         12,951       12,086

     4/28/00      11,555         12,339       11,438

     5/31/00      11,264         11,928       11,147

     6/30/00      11,739         12,619       11,571

     7/31/00      11,279         12,277       11,075

     8/31/00      11,415         12,458       11,160

     9/29/00      10,813         11,734       10,605

    10/31/00      10,507         11,533       10,344

    11/30/00      10,073         11,181       9,946

    12/31/00      10,414         11,761       10,288

     1/31/01      10,431         11,872       10,281

     2/28/01      9,595          11,022       9,502

     3/31/01      8,922          10,426       8,845

     4/30/01      9,525          10,982       9,441

     5/31/01      9,185          10,719       9,081

     6/29/01      8,797          10,335       8,697

     7/31/01      8,639          10,031       8,535

     8/31/01      8,394          9,728        8,304

     9/30/01      7,536          8,565        7,452

    10/31/01      7,718          8,788        7,640


* Unlike our Fund, the MSCI EAFE Index and the MSCI EAFE + Canada Index do not reflect fees and expenses and are unmanaged indicators of financial performance; as such, they are not sold as investments. The Morgan Stanley Capital International Europe, Australia, and Far East Index (The MSCI EAFE Index) is an index of developed markets. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost. The information regarding the Fund's portfolio should not be construed as a recommendation to buy or sell any particular security, the composition of the portfolio is subject to change.

The International Equity Fund holds a group of assets focused primarily on companies headquartered in developed markets such as Western Europe, Japan, Australia, Singapore, and Hong Kong. In this context, the Fund is structured with investments that are felt to have a competitive advantage while generally viewed as leaders in their respective industries. As always, strong fundamentals, customarily good behavior during economic downturns and the benefit of global reach all lessen the influence incurred by local economies. These rewards of global reach will be more evident since in our opinion the U.S. is likely to lead Europe out of the global recession.

As early indictors for the global economy are showing signs of toughing, the Fund has managed to outperform the MSCI EAFE index primarily by underweighting Japan 16% vs. 21%, while maintaining a more neutral posture in Europe and other Asia Pacific economies.

At the onset of the second half of the year, the Federal Reserve Bank signaled that it would aggressively ease interest rates until the economy revived. European countries, although influenced by the slowdown in the U.S. and Americas response, needed local liquidity and unfortunately the European Central Bank was slow to respond. Only the Bank of England acted in response, and the Fund needed little persuasion to increase its exposure to UK companies. The Fund was slightly more active by adding, and then taking profits in Barclays PLC and Astrazeneca. These two companies representing the finance and pharmaceutical industries respectively freed up new cash to bring deeper exposure to the basic materials sector which included Anglo American and Rio Tinto, two strong diversified companies that provided a defensive presence as well. By the end of the third quarter, that defensive presence became more important than ever.

By the close of the second quarter, the technical picture for equities was gradually improving. Stocks were trending higher as several tentative signs of economic recovery were appearing. The downtrend in industrial commodity prices, including the failure of the short-lived rally in gold and in particular the rapid deterioration of oil prices, set the stage for declines in inflation. Historically low interest rates and the promise of continued injections of liquidity from the Central Bank provided the catalyst for a growing optimism that the recession wouldn't be prolonged. The price action of the broad indexes and the Dow suggested that a dynamic was taking place as cyclical stocks began to outperform the more defensive non-cyclicals. Then the unthinkable happened. After the attacks of September 11th, everything stopped and the overwhelming outpouring of grief left much of the nation in a somber stupor. The economy came to a complete stop. And rightly so, not because people were necessarily pessimistic, but because people were focused on something they saw as more important. When the markets reopened, the economic and financial fallout from the terrorist attacks drove investors back into a defensive mode. And the economy responded by entering into a recession that is already worse than the 1990-91 recession.

In response, the Fund raised cash preferring to view the massive declines in equity prices as reactionary. America's warm spot for discretionary consumption is in many ways not gone but simply redirected in the greatest outpouring of generosity in American history. When the recession runs its course, and we're confident it will, cyclical sectors, manufacturers and consumer stocks will be bought in favor of defensive stocks such as food and utilities. The next six months may prove difficult ones for the global economy, but the time should provide some much-needed clarity.


ROULSTON GROWTH FUND

The graph below compares the change in value of a hypothetical $10,000 investment in the Roulston Growth Fund with the performance of a similar investment in the Russell 1000 Growth Index.

Average Annual Total Return *
1 Year:  -38.58%
5 Years:  -3.90%
Since Inception:  3.98%
The period ended:  10/31/01
Fund inception:  07/01/93

                  Russell 1000 Growth Index    Roulston Growth Fund
Date              Dollar Amt                   Dollar Amt

   07/01/93      $10,000                     $ 10,000

   07/31/93       9,821                        10,200

   08/31/93       10,224                       10,640

   09/30/93       10,148                       10,750

   10/31/93       10,430                       11,090

   11/30/93       10,361                       10,950

   12/31/93       10,540                       11,340

   01/31/94       10,784                       11,730

   02/28/94       10,588                       11,840

   03/31/94       10,076                       11,556

   04/30/94       10,124                       11,847

   05/31/94       10,277                       11,827

   06/30/94       9,973                        11,536

   07/31/94       10,314                       11,796

   08/31/94       10,889                       12,237

   09/30/94       10,740                       12,067

   10/31/94       10,993                       12,298

   11/30/94       10,642                       11,626

   12/31/94       10,820                       12,159

   01/31/95       11,051                       12,222

   02/28/95       11,514                       12,620

   03/31/95       11,851                       13,098

   04/30/95       12,110                       13,327

   05/31/95       12,532                       13,573

   06/30/95       13,016                       14,135

   07/31/95       13,557                       14,950

   08/31/95       13,572                       14,885

   09/30/95       14,197                       15,357

   10/31/95       14,207                       14,532

   11/30/95       14,759                       15,154

   12/31/95       14,844                       14,993

   01/31/96       15,340                       14,514

   02/29/96       15,621                       15,200

   03/31/96       15,641                       16,040

   04/30/96       16,053                       16,584

   05/31/96       16,613                       16,824

   06/30/96       16,636                       16,385

   07/31/96       15,661                       15,785

   08/31/96       16,066                       16,505

   09/30/96       17,235                       17,203

   10/31/96       17,339                       16,897

   11/30/96       18,641                       18,162

   12/31/96       18,276                       18,076

   01/31/97       19,558                       18,638

   02/28/97       19,426                       18,556

   03/31/97       18,374                       18,076

   04/30/97       19,594                       18,404

   05/31/97       21,009                       19,635

   06/30/97       21,849                       20,623

   07/31/97       23,782                       22,065

   08/31/97       22,390                       21,830

   09/30/97       23,492                       23,167

   10/31/97       22,623                       22,135

   11/30/97       23,584                       23,190

   12/31/97       23,848                       23,082

   01/31/98       24,561                       22,374

   02/28/98       26,409                       23,504

   03/31/98       27,461                       24,572

   04/30/98       27,842                       24,286

   05/31/98       27,051                       23,044

   06/30/98       28,708                       23,938

   07/31/98       28,518                       22,970

   08/31/98       24,238                       18,786

   09/30/98       26,100                       19,791

   10/31/98       28,198                       20,425

   11/30/98       30,343                       21,107

   12/31/98       33,079                       22,129

   01/31/99       35,021                       20,965

   02/28/99       33,422                       19,612

   03/31/99       35,182                       18,594

   04/30/99       35,227                       19,292

   05/31/99       34,144                       19,147

   06/30/99       36,536                       19,409

   07/31/99       35,375                       18,652

   08/31/99       35,953                       18,041

   09/30/99       35,197                       17,706

   10/31/99       37,855                       18,550

   11/30/99       39,895                       19,103

   12/31/99       44,044                       20,482

   01/31/00       41,979                       19,381

   02/29/00       44,031                       20,543

   03/31/00       47,184                       22,430

   04/30/00       44,938                       22,414

   05/31/00       42,673                       21,856

   06/30/00       45,908                       23,426

   07/31/00       43,993                       22,882

   08/31/00       47,975                       25,282

   09/30/00       43,436                       23,531

   10/31/00       41,382                       22,550

   11/30/00       35,282                       20,392

   12/31/00       34,167                       20,160

   01/31/01       36,528                       19,963

   02/28/01       30,326                       17,186

   03/31/01       27,026                       15,855

   04/30/01       30,445                       17,071

   05/31/01       29,998                       16,989

   06/30/01       29,302                       16,644

   07/31/01       28,569                       16,184

   08/31/01       26,232                       15,050

   09/30/01       23,614                       13,374

   10/31/01       24,854                       13,851


*Unlike our Fund, the Russell 1000 Growth Index does not reflect fees and expenses and is an unmanaged indicator of financial performance; as such, it is not sold as an investment. The Russell 1000 Growth Index is comprised of those companies within the 1000 largest companies in the Russell 3000 Index, with higher price-to-book ratios and higher forecasted growth values. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost. The information regarding the Fund's portfolio should not be construed as a recommendation to buy or sell any particular security, the composition of the portfolio is subject to change.

The Roulston Growth Fund seeks capital appreciation by investing in companies typically experiencing an improvement in profitability or acceleration in earnings growth relative to their history or to other companies. We buy the stocks if we believe this improvement is not fully reflected in the stock price, which generally is determined by examining the price to earnings (P/E) ratio compared to the market and the history of that relationship. Most of the companies owned by the Fund are among the 1000 largest companies as measured by stock market capitalization and typically have been public for a number of years.

During the year ended October 31, 2001, the Fund outperformed its benchmark, the Russell 1000 Growth Index, but declined sharply in value. Basically, a slowdown in economic growth worldwide adversely affected earnings in all sectors. Perhaps even more importantly, a decline in investor confidence towards the future resulted in a material reduction in P/E ratios for stocks. For instance, the median P/E ratio for stocks in the Russell 1000 Growth Index was 45 at October 31, 2000, but 31.7 one year later, a decline of 30% in the ratio.

We think the impairment of confidence might be attributed to four factors. First, uncertainty developed as the U.S. presidential election became controversial and continued as new policies were implemented that were different from those associated with the steady-state economy of the previous ten years. Second, an unusual number of new rules and accounting regulations were implemented which ultimately confused investors and contributed to stock volatility. For instance, more than before, some companies reported earnings on a cash basis, other companies reported on a proforma basis, and many others reported according to G.A.A.P. guidelines. Similarly, new rules on Full Disclosure became effective, but were interpreted inconsistently by corporations, which contributed to rather dramatic revelations and short-term moves in stock prices. Third, the shock of the terrorist attack in September introduced an exogenous input not previously considered. Fourth, all of these blows to confidence occurred within an overview of a slowdown in the economy that became surprisingly persistent, lengthy, and widespread.

In this unfavorable environment, the Fund made a concerted effort to be tax efficient. No capital gains were realized on a net basis in 2001. Also, in 2001 as many capital gains as practical and reasonable were realized so that net capital gains in 2002 might be minimized for tax efficiency.

Looking forward, the outlook appears more promising. Based on precedents, the fiscal and monetary stimulus already provided by the Federal Government should result in a better economy in 2002. In view of the decline in energy prices and the drawdown of inventory throughout the economy, the odds of a solid recovery are pushed even higher. Confidence levels should help affirm belief in the future and a decline in long-term interest rates should increase P/E ratios.

In the environment we see developing, a more aggressive attitude towards the market seems appropriate. Recently, we overemphasized healthcare stocks because of the softness in the economy and consumer discretionary stocks in the belief that the consumer will benefit most from the monetary and fiscal stimulus enacted to-date. After consumer spending improves, we expect business spending to rise. As this happens, investments in consumer staple and healthcare stocks may decline in favor of technology and industrial companies. The five largest holdings currently are Pfizer, Johnson and Johnson, Tyco, General Electric, and Lowe's.


ROULSTON GROWTH AND INCOME FUND

The graph below compares the change in value of a hypothetical $10,000 investment in the Roulston Growth and Income Fund with the performance of a similar investment in the Russell 1000 Value Index.

Average Annual Total Return *
1 Year:  -15.02%
5 Years:   3.02%
Since Inception:  6.91%
The period ended:  10/31/01
Fund inception:  07/01/93

                       Russell 1000   Roulston Growth
Date                    Value Index   and Income Fund
                        Dollar Amt     Dollar Amt

6/30/93                  $ 10,000      $10,000

7/31/93                    10,112       10,030

8/31/93                    10,477       10,340

9/30/93                    10,494       10,247

10/31/93                   10,486       10,398

11/30/93                   10,270       10,247

12/31/93                   10,465       10,894

1/31/94                    10,861       10,945

2/28/94                    10,490       10,551

3/31/94                    10,099       10,682

4/30/94                    10,293       10,945

5/31/94                    10,412       10,626

6/30/94                    10,162       10,900

7/31/94                    10,478       11,225

8/31/94                    10,780       10,777

9/30/94                    10,422       10,889

10/31/94                   10,567       10,420

11/30/94                   10,140       10,562

12/31/94                   10,257       10,693

1/31/95                    10,573       10,940

2/28/95                    10,991       11,444

3/31/95                    11,232       11,696

4/30/95                    11,587       11,746

5/31/95                    12,074       12,212

6/30/95                    12,238       12,281

7/31/95                    12,664       12,541

8/31/95                    12,843       12,603

9/30/95                    13,307       12,978

10/31/95                   13,175       12,780

11/30/95                   13,843       13,487

12/31/95                   14,190       13,780

1/31/96                    14,633       14,075

2/29/96                    14,743       14,096

3/31/96                    14,994       14,191

4/30/96                    15,051       14,149

5/31/96                    15,240       14,317

6/30/96                    15,252       14,363

7/31/96                    14,676       13,749

8/31/96                    15,095       14,236

9/30/96                    15,695       14,987

10/31/96                   16,302       15,051

11/30/96                   17,484       16,141

12/31/96                   17,261       16,225

1/31/97                    18,098       16,558

2/28/97                    18,364       16,811

3/31/97                    17,704       16,409

4/30/97                    18,447       17,167

5/31/97                    19,478       18,430

6/30/97                    20,313       19,306

7/31/97                    21,841       20,353

8/31/97                    21,063       19,881

9/30/97                    22,336       20,870

10/31/97                   21,712       20,560

11/30/97                   22,672       21,503

12/31/97                   23,334       21,143

1/31/98                    23,004       20,900

2/28/98                    24,552       22,754

3/31/98                    26,054       23,495

4/30/98                    26,228       23,227

5/31/98                    25,839       22,293

6/30/98                    26,171       22,115

7/31/98                    25,709       21,437

8/31/98                    21,883       18,203

9/30/98                    23,139       18,714

10/31/98                   24,931       20,312

11/30/98                   26,093       21,411

12/31/98                   26,981       22,471

1/31/99                    27,196       21,525

2/28/99                    26,813       20,972

3/31/99                    27,367       20,553

4/30/99                    29,924       22,471

5/31/99                    29,595       22,187

6/30/99                    30,454       23,281

7/31/99                    29,562       22,822

8/31/99                    28,465       20,864

9/30/99                    27,470       19,729

10/31/99                   29,053       20,094

11/30/99                   28,826       19,756

12/31/99                   28,964       19,802

1/31/00                    28,019       18,773

2/29/00                    25,938       17,930

3/31/00                    29,102       19,347

4/30/00                    28,764       19,262

5/31/00                    29,066       19,279

6/30/00                    27,738       18,640

7/31/00                    28,085       18,978

8/31/00                    29,646       19,925

9/30/00                    29,919       20,315

10/31/00                   30,655       20,551

11/30/00                   29,518       20,213

12/31/00                   30,997       21,385

1/31/01                    31,114       20,750

2/28/01                    30,249       20,493

3/31/01                    29,182       19,600

4/30/01                    30,612       20,493

5/31/01                    31,300       20,750

6/30/01                    30,605       19,771

7/31/01                    30,541       19,719

8/31/01                    29,316       18,996

9/30/01                    27,253       17,344

10/31/01                   27,018       17,465


*Unlike our Fund, the Russell 1000 Value Index does not reflect fees and expenses and is an unmanaged indicator of financial performance; as such, it is not sold as an investment. The Russell 1000 Value Index is comprised of those companies within the 1000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost. The information regarding the Fund's portfolio should not be construed as a recommendation to buy or sell any particular security, the composition of the portfolio is subject to change.

The Roulston Growth and Income Fund's objective is capital appreciation and current income primarily through the investment in common stocks or securities convertible into common stocks.

The investment policy is to invest in a diversified portfolio of growing dividend paying common stocks that have been researched by our own staff and offer reasonable valuation based on price earnings, book value and cash flows.

2001 has been a difficult year for the equity markets. A slowing economy, concerns over rising unemployment, earnings disappointments, profit warnings, and most recently, the tragic events of September 11th, have added to the uncertainty and volatility in the markets. Throughout these uncertain times we have held to our disciplines and maintained a diversified approach to our investment style. We continue to target approximately 50 holdings allowing us to spread risk across the Fund's portfolio and gain exposure to various sectors of the economy.

We have made adjustments throughout the year taking opportunities to re-position the Fund from its more defensive posture in 2000 to a somewhat more aggressive profile set to benefit from a stronger economy. A combination of Fed easings, fiscal stimulus, mortgage refinance activity and lower energy prices should pave the way to economic recovery in 2002.

As we entered 2001 we began to trim select utility and energy holdings bringing those sector weights more in line with the Russell benchmark and most recently have taken those sectors to underweight positions. Although strong performers in the prior year, these stocks came under severe pressure in early January as news of the California energy crisis hit. They continued to be a drag on performance in 2001 as energy prices have dropped well below their levels of last year. We have redirected the proceeds across the portfolio with an emphasis towards consumer discretionary. Within this sector, we have taken positions in a diverse group of holdings such as toy maker Mattel, home improvement retailer Lowe's, specialty apparel retailers Talbot's and Liz Claiborne, discount/general merchandise retailer Target Stores as well as the diverse consumer products company Fortune Brands. The portfolio has benefited from its increased exposure to consumer discretionary, as the current holdings have been strong performers thus far this year.

We continue to add balance throughout the Fund by maintaining an overweight position in healthcare, holding companies such as American Home Products, Johnson & Johnson and Baxter International. In addition we also currently maintain an overweight position in consumer staples holding stocks such as Procter & Gamble, PepsiCo, Kimberly Clark, and Avon Products. We also began taking further positions in the producer durables sector through additions of diverse companies such as Tyco International and Teleflex. The Fund also has a fair amount of exposure to other cyclicals such as paper stocks, chemical and specialty chemical companies through its holdings in companies such as Boise Cascade, Alcoa, Dow Chemical, Minnesota Mining & Manufacturing and OM Group. As the economic picture improves we may continue to increase our cyclical exposure by adding further to the producer durables, materials & processing and consumer discretionary sectors.

At the present time we also maintain a fair amount of exposure to a diverse group of financial holdings. Again as we progress, we may shift the exposure within that sector to more market sensitive financials. We continue to maintain exposure to energy and utilities although currently at underweight positions. We also maintain a near benchmark weight in the technology sector, holding companies such as IBM and Autodesk. In addition, we hold Raytheon giving further exposure within the technology sector to defense electronics.

The current Fund portfolio, as discussed above, should better position us for the year ahead as the eventual economic upturn begins to unfold.


ROULSTON GOVERNMENT SECURITIES FUND

The graph below compares the change in value of a hypothetical $10,000 investment in the Roulston Government Securities Fund with the performance of a similar investment in the Lehman Government Index. The Fund has selected the Lehman Government Index to replace the Lehman U.S. Government/Credit Intermediate Bond Index as the Fund's proper benchmark. The Lehman Government Index is considered a widely used and more appropriate index for the Fund, particularly in regards to the Index bias of Government Securities versus Corporate Bonds which is more in line with the Fund's portfolio composition.

Average Annual Total Return *
1 Year:  14.44%
5 Years:  6.98%
Since Inception:  5.86%
The period ended:  10/31/01
Fund inception:  07/01/93

                   Lehman U.S.     Roulston      Lehman Gov.
                  Intermediate    Government     Bond Index
                  Govt./Corp.     Securities
                  Bond Index      Fund
Date              Dollar Amt      Dollar Amt     Dollar Amt

      7/1/93     $10,000         $10,000        $10,000

     7/31/93      10,024          10,000         10,061

     8/31/93      10,183          10,230         10,286

     9/30/93      10,225          10,304         10,325

    10/31/93      10,253          10,304         10,364

    11/30/93      10,195          10,173         10,250

    12/31/93      10,242          10,213         10,290

     1/31/94      10,356          10,346         10,431

     2/28/94      10,203          10,059         10,210

     3/31/94      10,034          9,762          9,980

     4/30/94      9,966           9,649          9,902

     5/31/94      9,973           9,638          9,889

     6/30/94      9,974           9,591          9,866

     7/31/94      10,118          9,748          10,048

     8/31/94      10,149          9,769          10,050

     9/30/94      10,056          9,590          9,908

    10/31/94      10,055          9,558          9,901

    11/30/94      10,009          9,505          9,882

    12/31/94      9,974           9,550          9,943

     1/31/95      10,142          9,733          10,128

     2/28/95      10,352          9,980          10,346

     3/31/95      10,411          10,026         10,411

     4/30/95      10,540          10,170         10,547

     5/31/95      10,858          10,597         10,972

     6/30/95      10,931          10,672         11,056

     7/31/95      10,932          10,628         11,016

     8/31/95      11,032          10,738         11,145

     9/30/95      11,111          10,823         11,252

    10/31/95      11,234          10,968         11,424

    11/30/95      11,382          11,135         11,602

    12/31/95      11,501          11,260         11,766

     1/31/96      11,600          11,350         11,838

     2/29/96      11,464          11,171         11,597

     3/31/96      11,406          11,066         11,500

     4/30/96      11,366          10,989         11,427

     5/31/96      11,357          10,955         11,408

     6/30/96      11,477          11,078         11,555

     7/31/96      11,512          11,093         11,584

     8/31/96      11,521          11,080         11,558

     9/30/96      11,681          11,234         11,750

    10/31/96      11,888          11,471         12,008

    11/30/96      12,045          11,647         12,217

    12/31/96      11,968          11,521         12,092

     1/31/97      12,014          11,545         12,106

     2/28/97      12,037          11,553         12,122

     3/31/97      11,954          11,423         11,994

     4/30/97      12,095          11,569         12,167

     5/31/97      12,195          11,668         12,272

     6/30/97      12,306          11,777         12,410

     7/31/97      12,556          12,046         12,762

     8/31/97      12,493          11,949         12,636

     9/30/97      12,638          12,096         12,826

    10/31/97      12,779          12,246         13,048

    11/30/97      12,807          12,272         13,115

    12/31/97      12,909          12,386         13,252

     1/31/98      13,078          12,575         13,450

     2/28/98      13,068          12,521         13,413

     3/31/98      13,110          12,536         13,452

     4/30/98      13,175          12,588         13,512

     5/31/98      13,271          12,705         13,651

     6/30/98      13,356          12,796         13,806

     7/31/98      13,403          12,810         13,827

     8/31/98      13,613          13,120         14,187

     9/30/98      13,955          13,583         14,570

    10/31/98      13,941          13,545         14,520

    11/30/98      13,940          13,467         14,525

    12/31/98      13,996          13,494         14,557

     1/31/99      14,073          13,546         14,642

     2/28/99      13,866          13,240         14,294

     3/31/99      13,970          13,347         14,350

     4/30/99      14,013          13,384         14,382

     5/31/99      13,905          13,234         14,256

     6/30/99      13,915          13,165         14,227

     7/31/99      13,902          13,193         14,206

     8/31/99      13,913          13,178         14,206

     9/30/99      14,043          13,259         14,322

    10/31/99      14,079          13,262         14,344

    11/30/99      14,096          13,235         14,325

    12/31/99      14,050          13,170         14,232

     1/31/00      13,998          13,092         14,252

     2/29/00      14,113          13,178         14,455

     3/31/00      14,259          13,381         14,709

     4/28/00      14,227          13,318         14,668

     5/31/00      14,249          13,344         14,677

     6/30/00      14,500          13,590         14,939

     7/31/00      14,610          13,684         15,084

     8/31/00      14,783          13,847         15,307

     9/29/00      14,917          13,967         15,350

    10/31/00      14,986          14,048         15,497

    11/30/00      15,190          14,259         15,802

    12/31/00      15,469          14,506         16,117

     1/31/01      15,723          14,710         16,279

     2/28/01      15,872          14,846         16,465

     3/31/01      15,994          14,941         16,522

     4/30/01      15,953          14,818         16,354

     5/31/01      16,042          14,855         16,408

     6/29/01      16,101          14,905         16,483

     7/31/01      16,436          15,271         16,879

     8/31/01      16,601          15,444         17,088

     9/28/01      16,843          15,681         17,385

    10/31/01      17,123          16,076         17,834


*Unlike our Fund, the Lehman Government Index and the Lehman U.S. Government/Credit Intermediate Bond Index do not reflect fees and expenses and are unmanaged indicators of financial performance; as such, they are not sold as investments. The Lehman Government Index consists of U.S. Government and corporate bonds with maturities of one year or more and outstanding par value of at least $150 million. Past performance is no guarantee of future results. The principal value and return of a mutual fund investment fluctuates with changes in market conditions. Shares, when redeemed, may be worth more or less than the original cost. The information regarding the Fund's portfolio should not be construed as a recommendation to buy or sell any particular security, the composition of the portfolio is subject to change.

The historically unsustainable yield of 2.5 percent that the two-year Treasury Note currently enjoys is becoming increasingly worrisome to the interest rate markets. Though the resulting fallout from the terrorist attacks of September 11th stopped economic activity in its tracks, the drop in yields was not exclusively due to an aggressive central bank. Just as defensive posturing was a priority in equities, that same defensive sensibility brought an enormous flight to quality in the bond markets. The Government Securities Fund, which enjoys a higher comparative internal rate of return, nearly four percent higher than the two-year note, has maintained it's customary stability. Cash flows remained stable and the reactionary buying that ensued helped the total rate of return. During the period, being in bonds was considered the best place, quite a departure from the sentiment two years ago.

Riding the wave is the easy part. With the economy officially in a recession, the next six months will provide the snapshot of the next direction for the Fund. Needless to say, when equities recover with the economy, and yields rise, no yields will rise faster than treasuries. With this in mind, the Fund is currently moving into a defensive posture. In the case of Bond Funds, defensive would normally include raising cash levels and allowing the subsequent shortening of duration to take place. However, with the Central Bank having eased cash rates to a 1.5 percent postwar low, cash is far from king. Still, there are viable alternatives and the ability of the Government Securities Fund to act on those changes at virtually no cost makes those alternatives tangible. This is where the Fund can benefit from what are expected to be the trends of the coming six months.

The economic picture prior to the attack was reasonably clear. After a few months when consecutively negative Leading Indicators suggested a significant slowdown, the comprehensive economic statistics began to turn up. Consumer sentiment, which was in a rapid decline for the same period, had also begun to stabilize. Unemployment, though having seemed ready to fall, seemed equally ready to go nowhere, and housing was as strong as ever helped by lower interest rates. Much of that changed on September 11th, especially the unemployment picture which reported the civilian rate jumping a whopping 4 tenths of one percent for September alone. The resulting recessionary picture suggests that the economy may not rebound until the second quarter of 2002. There remains a high risk of negative shocks, either geopolitical or economic. Although Treasury bonds are very overvalued, they remain the only reasonable haven of safety until there is more evidence of a recovery. When recovery does take place, high quality spread products will outperform other fixed income assets as the overall credit picture improves.

The Fund is moving towards a mix of approximately 80 percent Government Securities and 20 percent Corporate Bonds. The Corporate Bonds currently represent an average coupon rate of 7.375 percent and an average maturity of 3.5 years. The proximity on the curve and the wide margin of spread narrowing that will take place if yields rise should go a long way in blunting any losses incurred due to rising rates. The Fund can also turn to the Government Mortgage market. Ginnie Mae and Fannie Mae mortgages, both with government guaranteed collateral, currently have spreads that will outperform treasuries in a rising rate environment. The fixed income markets from a pure yield standpoint are already priced for a deep recession. Though yields may gradually drift lower, the pattern will likely be no new lows and each rebound reaching higher than the last.

Roulston Emerging Growth Fund
Schedule of Investments - October 31, 2001
Common Stocks - 92.09%                                               Shares                      Value

Abrasive Asbestos & Misc Nonmetallic Mineral Products - 1.32%
Cabot Microelectronics Corp. *                                            1,900                    $ 125,932
                                                                                            -----------------

Arrangement of Transportation of Freight & Cargo - 1.12%
C.H. Robinson Worldwide, Inc.                                             4,000                      107,080
                                                                                            -----------------

Biological Products (No Diagnostic Substances) - 8.96%
Gilead Sciences, Inc. *                                                   6,400                      402,560
IDEC Pharmaceuticals Corp. *                                              3,500                      209,930
Protein Design Labs, Inc. *                                               7,400                      244,274
                                                                                            -----------------
                                                                                                     856,764
                                                                                            -----------------
Cigarettes - 1.70%
Vector Group Ltd.                                                         4,000                      162,440
                                                                                            -----------------

Communications Equipment - 1.79%
Check Point Software Technologies Ltd. *                                  5,800                      171,216
                                                                                            -----------------

Electromedical & Electrotherapeutic Apparatus - 2.07%
ArthroCare Corp. *                                                       10,000                      197,500
                                                                                            -----------------

Industrial Inorganic Chemicals - 1.27%
OM Group, Inc.                                                            2,000                      121,100
                                                                                            -----------------

Insurance Agents, Brokers & Services - 1.56%
Brown & Brown, Inc.                                                       2,600                      149,240
                                                                                            -----------------

Investment Advice - 1.18%
Eaton Vance Corp.                                                         4,000                      112,400
                                                                                            -----------------

Laboratory Analytical Instruments - 1.44%
Mettler-Toledo International Co. *                                        3,000                      137,730
                                                                                            -----------------

Leather & Leather Products - 1.46%
Coach, Inc. *                                                             5,000                      139,500
                                                                                            -----------------

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.95%
Align Technology, Inc. *                                                  1,500                        6,540
Invacare Corp.                                                            3,200                      107,200
Respironics, Inc. *                                                       5,000                      168,400
                                                                                            -----------------
                                                                                                     282,140
                                                                                            -----------------
Pharmaceutical Preparations - 5.94%
Alkermes, Inc. *                                                          4,500                      115,425
Chiron Corp. *                                                            5,000                      269,100
COR Therapeutics, Inc. *                                                  2,500                       56,325
Millenium Pharmaceuticals, Inc. *                                         5,000                      127,300
                                                                                            -----------------
                                                                                                     568,150
                                                                                            -----------------

Roulston Emerging Growth Fund
Schedule of Investments - October 31, 2001 - continued

Common Stocks - 92.09% - continued                                   Shares                      Value

Plastics Products, Nec - 0.88%
AptarGroup, Inc.                                                          2,800                     $ 84,280
                                                                                            -----------------

Printed Circuit Boards - 0.16%
Sanmina Corp. *                                                           1,000                       15,140
                                                                                            -----------------

Retail-Auto & Home Supply - 1.77%
O'Reilly Automotive, Inc. *                                               6,000                      169,560
                                                                                            -----------------

Retail-Eating Places - 8.86%
Applebee's International, Inc.                                            4,950                      148,995
Cheesecake Factory, Inc. *                                                7,500                      211,500
Outback Steakhouse, Inc. *                                                4,000                      115,400
P.F. Chang's China Bistro, Inc. *                                         5,000                      198,150
Ruby Tuesday, Inc.                                                       10,000                      172,400
                                                                                            -----------------
                                                                                                     846,445
                                                                                            -----------------
Retail-Miscellaneous Shopping Goods - 4.27%
Barnes & Noble, Inc. *                                                    8,000                      294,000
Borders Group, Inc. *                                                     7,300                      113,807
                                                                                            -----------------
                                                                                                     407,807
                                                                                            -----------------
Retail-Women's Clothing Stores - 4.67%
Chico's FAS, Inc. *                                                      10,000                      260,000
Too, Inc. (b) *                                                           7,000                      186,270
                                                                                            -----------------
                                                                                                     446,270
                                                                                            -----------------
Semiconductors & Related Devices - 5.57%
Avanex Corp. - Class A*                                                  10,200                       50,592
Elantec Semiconductor, Inc. *                                             1,600                       52,304
Intersil Corp. *                                                          4,000                      131,000
Pixelworks, Inc. *                                                       25,000                      252,500
Power Integrations, Inc. *                                                2,000                       46,020
                                                                                            -----------------
                                                                                                     532,416
                                                                                            -----------------
Services-Business Services - 2.74%
eBay, Inc. *                                                              5,000                      262,400
                                                                                            -----------------

Services-Computer Processing & Data Preparation - 0.65%
CSG Systems International, Inc. *                                         2,000                       62,520
                                                                                            -----------------

Services-Computer Programming, Data Processing, Etc. - 1.60%
BARRA, Inc. (a) *                                                         3,300                      152,625
                                                                                            -----------------

Services-Educational Services - 5.10%
Apollo Group, Inc. - Class A *                                            7,500                      304,875
Corinthian Colleges, Inc. *                                               5,000                      182,650
                                                                                            -----------------
                                                                                                     487,525
                                                                                            -----------------
Services-Equipment Rental & Leasing, Nec - 0.95%
United Rentals, Inc. *                                                    5,000                       91,250
                                                                                            -----------------

Roulston Emerging Growth Fund
Schedule of Investments - October 31, 2001 - continued

Common Stocks - 92.09% - continued                                   Shares                      Value

Services-Hospitals - 1.33%
RehabCare Group, Inc. *                                                   5,000                    $ 127,000
                                                                                            -----------------

Services-Personal Services - 3.23%
Regis Corp.                                                               7,000                      148,820
SRI Surgical Express, Inc. *                                              6,500                      159,770
                                                                                            -----------------
                                                                                                     308,590
                                                                                            -----------------
Services-Prepackaged Software - 4.02%
Brocade Communications Systems, Inc. *                                    5,500                      135,025
Internet Security Systems, Inc. *                                         4,800                      126,960
Openwave Systems, Inc. *                                                  6,900                       53,337
Saba Software, Inc. *                                                    10,000                       28,100
SpeechWorks International, Inc. *                                         5,500                       41,250
                                                                                            -----------------
                                                                                                     384,672
                                                                                            -----------------
Services-Racing, Including Track Operation - 2.24%
International Speedway Corp. - Class A                                    3,000                      111,360
Penn National Gaming, Inc. *                                              5,000                      102,400
                                                                                            -----------------
                                                                                                     213,760
                                                                                            -----------------
Services-Specialty Outpatient Facilities - 3.55%
Caremark Rx, Inc. *                                                       8,000                      107,200
Express Scripts, Inc. - Class A *                                         2,600                      106,444
Orthodontic Centers of America, Inc. *                                    5,000                      126,150
                                                                                            -----------------
                                                                                                     339,794
                                                                                            -----------------
Special Industry Machinery - 2.11%
Varian Medical Systems, Inc. *                                            3,000                      201,300
                                                                                            -----------------

Telephone & Telegraph Apparatus - 1.01%
ONI Systems Corp. *                                                       3,100                       15,159
Research In Motion Ltd. *                                                 5,000                       81,300
                                                                                            -----------------
                                                                                                      96,459
                                                                                            -----------------
Wholesale-Drugs Proprietaries & Druggists' Sundries - 1.52%
Syncor International Corp. *                                              5,000                      145,000
                                                                                            -----------------

Wholesale-Groceries & General Line - 1.64%
Fleming Companies, Inc.                                                   6,500                      156,650
                                                                                            -----------------

Wholesale-Medical, Dental & Hospital Equipment & Supplies - 1.46%
Lumenis Ltd. *                                                            7,000                      139,300
                                                                                            -----------------


TOTAL COMMON STOCKS (Cost $12,450,671)                                                             8,801,955
                                                                                            -----------------


Roulston Emerging Growth Fund
Schedule of Investments - October 31, 2001 - continued

                                                                    Principal
                                                                     Amount                      Value
Short-Term Government Securities - 6.11%
Federal Agricultural Mortgage Corp., 2.30%, 11/01/01
(Cost $584,000)                                                         584,000                    $ 584,000
                                                                                            -----------------

TOTAL SHORT-TERM GOVERNMENT SECURITIES                                                               584,000
                                                                                            -----------------


Repurchase Agreement - 2.10%
Firstar Bank, 2.00%, 11/1/01 (collateralized by Federal
Home Loan Mortgage, 6.00%, 05/01/26, Market
Value $201,000, Cost $201,000)                                          201,000                      201,000
                                                                                            -----------------

TOTAL REPURCHASE AGREEMENT                                                                           201,000
                                                                                            -----------------


TOTAL INVESTMENTS - 100.30%  (Cost $13,235,671)                                                    9,586,955
                                                                                            -----------------
Liabilities in excess of other assets - (0.30)%                                                      (29,106)
                                                                                            -----------------
TOTAL NET ASSETS - 100.00%                                                                         9,557,849
                                                                                            =================

*Non-income producing
(a) This position also holds poison pill rights at a rate of 1 right to 1 share which exercise if a group or person acquire 15% or more of common stock. Expires 9/7/2011
(b) This position also holds poison pill rights at a rate of 1 right to 1 share which exercise if a group or person acquire 15% or more of common stock. Expires 8/14/2011

See accompanying notes which are an integral part of the financial statements.


Roulston International Equity Fund
Schedule of Investments - October 31, 2001
Common Stocks - 98.90%                                             Shares                         Value

AUSTRALIA - 1.99%
Newspapers:  Publishing Or Publishing & Printing  - 1.18%
The News Corporation Ltd. (a)                                           5,500                      $ 151,360
                                                                                            -----------------
Steel Works, Blast Furnaces, Rolling Mills (Coke Ovens) - 0.81%
BHP Billiton Ltd. (a)                                                  11,357                        103,803
                                                                                            -----------------

BERMUDA - 1.91%
General Industrial Machinery & Equipment, Nec  - 1.91%
Tyco International Ltd.                                                 5,000                        245,700
                                                                                            -----------------

DENMARK - 1.93%
Drugs - Drug Manufacturers - 1.24%
Novo-Nordisk A/S (a)                                                    4,000                        160,000
                                                                                            -----------------
National Commercial Banks - 0.69%
Danske Bank Aktieselskab (a)                                            6,000                         88,898
                                                                                            -----------------

FINLAND - 2.68%
Paper Mills - 1.25%
UPM-Kymmene Corp. (a)                                                   5,000                        160,250
                                                                                            -----------------
Radio & TV Broadcasting & Communications Equipment -1.43%
Nokia Corp. (a)                                                         9,000                        184,590
                                                                                            -----------------

FRANCE - 13.10%
Cement, Hydraulic  - 0.69%
LaFarge Coppee S A  (a) *                                               4,000                         89,200
                                                                                            -----------------
Chemicals & Allied Products - 2.20%
Aventis S.A. (a)                                                        3,875                        283,456
                                                                                            -----------------
Electronic & Other Electrical Equipment & Components - 1.80%
Koninklijke Philips Electronics N.V. (a)                               10,296                        232,175
                                                                                            -----------------
Food & Kindred Products  - 0.89%
Groupe Danone (a)                                                       4,920                        114,636
                                                                                            -----------------
Heavy Construction Other Than Building Construction - Contractors - 1.50%
Bouygues Offshore S.A. (a)                                             11,000                        193,600
                                                                                            -----------------
Household Audio & Video Equipment - 1.12%
Thomson Multimedia S.A. (a)                                             6,000                        144,000
                                                                                            -----------------
Life Insurance - 2.37%
AXA (a)                                                                14,000                        304,920
                                                                                            -----------------
Petroleum Refining - 1.08%
Total Fina Elf S.A. (a)                                                 2,000                        139,480
                                                                                            -----------------
Telephone Communications (No Radio Telephone) - 1.45%
Vivendi Universal S.A. (a)                                              4,000                        186,520
                                                                                            -----------------

GERMANY - 9.36%
Chemicals & Allied Products  - 1.45%
Aktiengesellschaft Corporation (a)                                      1,000                         33,760
Bayer AG (a)                                                            5,185                        152,240
                                                                                            -----------------
                                                                                                     186,000
                                                                                            -----------------
Roulston International Equity Fund
Schedule of Investments - October 31, 2001

Common Stocks - 98.90%                                             Shares                         Value

GERMANY - continued - 9.36%
Electric & Other Services Combined - 0.04%
RWE AG (a)                                                                140                        $ 5,485
                                                                                            -----------------
Electric Services - 2.81%
E. ON AG (a)                                                            7,000                        361,200
                                                                                            -----------------
Electronic & Other Electrical Equipment & Components - 1.13%
Siemens AG (a)                                                          3,000                        145,230
                                                                                            -----------------
Insurance Agents, Brokers & Services - 0.92%
Allianz AG (a) *                                                        5,000                        118,000
                                                                                            -----------------
National Commercial Banks - 3.01%
Deutsche Bank AG (a)                                                    7,000                        387,800
                                                                                            -----------------

HONG KONG - 3.53%
Services - Business Services - 2.52%
Hutchinson Whampoa, Ltd. (a)                                            8,000                        324,358
                                                                                            -----------------
Wireless Communication Services - 1.01%
China Mobile Ltd. (a) *                                                 8,500                        129,370
                                                                                            -----------------

IRELAND - 2.48%
Pharmaceutical Preparations -2.48%
Elan Corp. Plc (a) *                                                    7,000                        319,550
                                                                                            -----------------

ITALY - 1.86%
Petroleum Refining - 1.86%
ENI S.p.A. (a)                                                          3,800                        239,438
                                                                                            -----------------

JAPAN - 16.78%
Auto Manufacturers - 0.35%
Nissan Motor Co., Ltd. (a)                                              5,000                         45,250
                                                                                            -----------------
Electronic & Other Electrical Equipment & Components - 1.82%
Hitachi, Ltd (a)                                                        2,500                        174,650
Matsushita Electric Industrial Co., Ltd. (a)                            5,000                         59,600
                                                                                            -----------------
                                                                                                     234,250
                                                                                            -----------------
Games, Toys & Children's Vehicles - 0.70%
Nintendo Co., Ltd. (a)                                                  4,660                         90,370
                                                                                            -----------------
Household Audio & Video Equipment - 3.27%
Pioneer Corp. (a)                                                      10,000                        191,800
Sony Corp. (a)                                                          6,000                        229,200
                                                                                            -----------------
                                                                                                     421,000
                                                                                            -----------------
Motor Vehicles & Passenger Car Bodies - 4.35%
Honda Motor Co., Ltd. (a)                                               5,000                        363,000
Toyota Motor Corp. (a)                                                  4,000                        196,800
                                                                                            -----------------
                                                                                                     559,800
                                                                                            -----------------
Photographic Equipment & Supplies -2.63%
Canon, Inc. (a)                                                         7,775                        227,574
Fuji Photo Film Co., Ltd. (a)                                           3,340                        111,222
                                                                                            -----------------
                                                                                                     338,796
                                                                                            -----------------
Roulston International Equity Fund
Schedule of Investments - October 31, 2001

Common Stocks - 98.90%                                             Shares                         Value

JAPAN - continued - 16.78%
Retail - Miscellaneous General Merchandise Stores - 1.02%
Ito-Yokado Co., Ltd. (a)                                                3,000                      $ 131,250
                                                                                            -----------------
Services - Business Services - 1.83%
Mitsui & Co., Ltd. (a)                                                  2,000                        235,000
                                                                                            -----------------
Telephone Communications (No Radio Telephone) - 0.81%
Nippon Telegraph & Telephone Corp. (a)                                  5,000                        104,550
                                                                                            -----------------

NETHERLANDS - 12.10%
Chemicals - Diversified - 1.34%
Akzo Nobel N.V. (a)                                                     4,210                        172,927
                                                                                            -----------------
Commercial Banks - 0.42%
ABN Amro Holding N.V. (a)                                               3,500                         53,585
                                                                                            -----------------
Leather & Leather Products - 0.66%
Gucci Group N.V.  (a)                                                   1,000                         85,520
                                                                                            -----------------
Life Insurance - 3.59%
AEGON N.V. (a)                                                          8,000                        200,640
ING Groep N.V. (a)                                                     10,500                        261,030
                                                                                            -----------------
                                                                                                     461,670
                                                                                            -----------------
Miscellaneous Publishing - 1.43%
Elsevier N.V. (a)                                                       8,000                        184,000
                                                                                            -----------------
Perfumes, Cosmetics & Other Toilet Preparations - 1.72%
L'Oreal S.A. (a)                                                       16,000                        221,059
                                                                                            -----------------
Periodicals: Publishing or Publishing & Printing - 0.49%
Wolters Kluwer N.V. (a)                                                 3,000                         63,010
                                                                                            -----------------
Petroleum Refining - 0.79%
Royal Dutch Petroleom Co. (b)                                           2,000                        101,020
                                                                                            -----------------
Retail - Grocery Stores - 1.10%
Royal Ahold N.V. (a)                                                    5,000                        141,000
                                                                                            -----------------
Special Industry Machinery - 0.56%
ASM Lithography Holding N.V. (b) *                                      5,000                         71,900
                                                                                            -----------------

NORWAY - 1.18%
Crude Petroleum & Natural Gas - 1.18%
Norsk Hydro ASA (a)                                                     4,000                        152,520
                                                                                            -----------------

PORTUGAL - 0.52%
Electric Utilities - 0.52%
EDP-Electricidade De Portugal, S.A. (a)                                 2,800                         66,640
                                                                                            -----------------

SINGAPORE - 0.18%
National Commercial Banks - 0.18%
DBS Group Holdings Ltd. (a)                                             1,000                         22,804
                                                                                            -----------------

SPAIN - 2.96%
Electric Services - 0.76%
Endesa S.A. (a)                                                         6,355                         97,232
                                                                                            -----------------
Roulston International Equity Fund
Schedule of Investments - October 31, 2001

Common Stocks - 98.90%                                             Shares                         Value

SPAIN - continued - 2.96%
National Commercial Banks - 1.93%
Banco Bilbao Vizcaya Argentaria, S.A. (a)                              22,000                      $ 248,160
                                                                                            -----------------
Petroleum Refining - 0.27%
Repsol YPF, S.A. (a)                                                    2,420                         35,114
                                                                                            -----------------

SWEDEN - 0.54%
Automotive & Transport - Auto Manufacturers - 0.54%
Volvo (a)                                                               5,000                         69,500
                                                                                            -----------------

SWITZERLAND - 7.61%
Food & Kindred Products - 0.81%
Nestle S.A. (a)                                                         2,000                        103,804
                                                                                            -----------------
National Commercial Banks - 3.24%
UBS AG (a)                                                              9,000                        417,330
                                                                                            -----------------
Pesticides & Agricultural Chemicals - 0.48%
Syngenta AG (a) *                                                       6,000                         61,680
                                                                                            -----------------
Pharmaceutical Preparations - 1.46%
Novartis AG (a)                                                         5,000                        188,150
                                                                                            -----------------
Pharmaceutical Preparations - 1.62%
Roche Holding Ltd. (a)                                                  3,000                        208,068
                                                                                            -----------------

UNITED KINGDOM  - 18.19%
Agriculture Chemicals  - 0.70%
Anglo American Plc  (a)                                                 7,000                         90,440
                                                                                            -----------------
Beverages (Alcoholic) - 0.95%
Diageo Plc (a)                                                          3,000                        122,550
                                                                                            -----------------
Bottled & Canned Soft Drinks & Carbonated Waters - 1.07%
Cadbury Schweppes Plc (a)                                               5,500                        137,445
                                                                                            -----------------
Cable & Other Pay Television Services  - 0.85%
Cable And Wireless Plc  (a)                                             8,000                        109,280
                                                                                            -----------------
Chemicals & Allied Products - 1.15%
Imperial Chemical Industries Plc (a)                                    8,000                        148,320
                                                                                            -----------------
Food & Kindred Products - 1.13%
Unilever Plc (a)                                                        5,000                        145,250
                                                                                            -----------------
Information Retrieval Services - 1.10%
Reuters Group Plc (a)                                                   2,500                        142,475
                                                                                            -----------------
Metal Mining  - 1.01%
Rio Tinto Plc  (a)                                                      2,000                        129,680
                                                                                            -----------------
National Commercial Banks - 4.20%
Barclays Plc (a)                                                        3,500                        430,500
HSBC Holdings Plc (a)                                                   2,000                        110,020
                                                                                            -----------------
                                                                                                     540,520
                                                                                            -----------------
Petroleum Refining - 1.88%
BP Plc (a)                                                              5,000                        241,700
                                                                                            -----------------
Pharmaceutical Preparations - 1.79%
GlaxoSmithKline Plc (a)                                                 4,312                        229,830
                                                                                            -----------------
Roulston International Equity Fund
Schedule of Investments - October 31, 2001

Common Stocks - 98.90%                                             Shares                         Value

UNITED KINGDOM  - continued - 18.19%
Radio Telephone Communications - 1.44%
Vodafone Group Plc (a)                                                  8,000                      $ 184,960
                                                                                            -----------------
Services-General Medical & Surgical Hospitals - 0.92%
AMVESCAP Plc (a)                                                        5,000                        119,000
                                                                                            -----------------

TOTAL COMMON STOCKS (Cost $15,783,885)                                                            12,727,428
                                                                                            -----------------
                                                                   Principal
                                                                     Amount                       Value

Short-Term Government Securities - 1.01%
Federal Agricultural Mortgage Corp., 2.30%, 11/01/01
(Cost $130,000)                                                       130,000                        130,000
                                                                                            -----------------

TOTAL SHORT-TERM GOVERNMENT SECURITIES                                                               130,000
                                                                                            -----------------


TOTAL INVESTMENTS - 99.91% (Cost $15,913,885)                                                     12,857,428
                                                                                            -----------------
Cash and other assets less liabilities - 0.09%                                                        11,700
                                                                                            -----------------
TOTAL NET ASSETS - 100.00%                                                                      $ 12,869,128
                                                                                            =================

* Non-income producing
(a) American Depository Receipt/American Depository Shares
(b) New York Registry
See accompanying notes which are an integral part of the financial statements.

Roulston Growth Fund
Schedule of Investments - October 31, 2001
Common Stocks - 98.56%                                                 Shares                          Value

Abrasive Asbestos & Misc Nonmetallic Mineral Products - 1.04%
Cabot Microelectronic Corp. *                                               3,200                       $ 212,096
                                                                                                 -----------------

Accident & Health Insurance - 1.10%
Principal Financial Group *                                                10,000                         225,000
                                                                                                 -----------------

Beverages - 5.60%
Constellation Brands, Inc. - Class A *                                      4,700                         192,888
Pepsi Bottling Group, Inc.                                                 10,000                         464,800
PepsiCo, Inc.                                                              10,000                         487,100
                                                                                                 -----------------
                                                                                                        1,144,788
                                                                                                 -----------------
Computer & Office Equipment - 3.52%
International Business Machines Corp.                                       5,000                         540,350
Lexmark International, Inc. - Class A (a)*                                  4,000                         179,000
                                                                                                 -----------------
                                                                                                          719,350
                                                                                                 -----------------
Computer Communications Equipment - 1.57%
Cisco Systems, Inc. *                                                      19,000                         321,480
                                                                                                 -----------------

Computer Storage Devices - 1.58%
EMC Corp. *                                                                26,200                         322,784
                                                                                                 -----------------

Crude Petroleum & Natural Gas - 1.76%
Dynegy, Inc. - Class A                                                     10,000                         359,000
                                                                                                 -----------------

Electric Services - 1.58%
Calpine Corp. *                                                            13,000                         323,180
                                                                                                 -----------------

Electronic & Other Electrical Equipment (No Computer Equipment) - 5.34%
General Electric Co.                                                       30,000                       1,092,300
                                                                                                 -----------------

Electronic Computers - 1.06%
Dell Computer Corp. *                                                       9,000                         215,820
                                                                                                 -----------------

Federal & Federally-Sponsored Credit Agencies - 4.04%
Federal National Mortgage Association                                       6,000                         485,760
Federal Home Loan Mortgage Corp.                                            5,000                         339,100
                                                                                                 -----------------
                                                                                                          824,860
                                                                                                 -----------------
General Industrial Machinery & Equipment - 6.01%
Tyco International Ltd.                                                    25,000                       1,228,500
                                                                                                 -----------------

Industrial Inorganic Chemicals - 1.18%
OM Group, Inc.                                                              4,000                         242,200
                                                                                                 -----------------

Men's & Boys' Furnishings, Work Clothing & Allied Garments - 1.58%
Cintas Corp.                                                                8,000                         323,360
                                                                                                 -----------------

Roulston Growth Fund
Schedule of Investments - October 31, 2001 - continued

Common Stocks - 98.56% - continued                                     Shares                          Value

National Commercial Banks - 4.37%
Citigroup, Inc.                                                            13,533                       $ 616,022
MBNA Corp.                                                                 10,000                         276,100
                                                                                                 -----------------
                                                                                                          892,122
                                                                                                 -----------------
Pharmaceutical Preparations - 14.92%
Elan Corp. Plc * (a)                                                        7,000                         319,550
Johnson & Johnson                                                          21,700                       1,256,647
Pfizer, Inc.                                                               30,000                       1,257,000
Watson Pharmaceuticals, Inc. *                                              4,500                         214,560
                                                                                                 -----------------
                                                                                                        3,047,757
                                                                                                 -----------------
Retail-Eating Places - 4.49%
Darden Restaurants, Inc.                                                    8,200                         262,564
Outback Steakhouse, Inc. *                                                 11,000                         317,350
The TJX Companies, Inc.                                                    10,000                         338,000
                                                                                                 -----------------
                                                                                                          917,914
                                                                                                 -----------------
Retail-Home Furniture, Furnishings & Equipment - 1.23%
Bed, Bath & Beyond, Inc. *                                                 10,000                         250,600
                                                                                                 -----------------

Retail-Lumber & Other Building Materials Dealers - 7.81%
Home Depot, Inc.                                                           15,000                         573,450
Lowe's Companies, Inc.                                                     30,000                       1,023,000
                                                                                                 -----------------
                                                                                                        1,596,450
                                                                                                 -----------------
Retail-Miscellaneous Shopping Goods - 0.90%
Barnes and Noble, Inc. *                                                    5,000                         183,750
                                                                                                 -----------------

Retail-Women's Clothing Stores - 1.39%
Talbots, Inc.                                                              10,000                         285,000
                                                                                                 -----------------

Semiconductors & Related Devices - 4.43%
Analog Devices, Inc. *                                                      5,400                         205,200
Intersil Corp. - Class A (a)*                                               7,000                         229,250
Nvidia Corp. *                                                              5,600                         240,016
QLogic Corp. *                                                              2,000                          78,700
Xilinx, Inc. *                                                              5,000                         152,100
                                                                                                 -----------------
                                                                                                          905,266
                                                                                                 -----------------
Services-Advertising Agencies - 1.32%
Omnicom Group, Inc.                                                         3,500                         268,730
                                                                                                 -----------------

Services-Computer Programming, Data Processing, Etc. - 0.76%
AOL Time Warner, Inc. *                                                     5,000                         155,500
                                                                                                 -----------------

Services-Engineering, Accounting, Research, Management - 1.61%
Paychex, Inc.                                                              10,250                         328,615
                                                                                                 -----------------

Services-Personal Services - 1.23%
H&R Block, Inc.                                                             7,400                         252,192
                                                                                                 -----------------

Roulston Growth Fund
Schedule of Investments - October 31, 2001 - continued

Common Stocks - 98.56% - continued                                     Shares                          Value

Services-Prepackaged Software - 1.90%
Autodesk, Inc.                                                              6,700                       $ 222,574
Siebel Systems, Inc. *                                                      4,000                          65,320
VERITAS Software Corp. *                                                    3,500                          99,330
                                                                                                 -----------------
                                                                                                          387,224
                                                                                                 -----------------
Services-Racing, Including Track Operation - 0.91%
International Speedway Corp. - Class A                                      5,000                         185,600
                                                                                                 -----------------

Services-Specialty Outpatient Facilities - 2.00%
Express Scripts, Inc. - Class A * (b)                                      10,000                         409,400
                                                                                                 -----------------

Services-Medical Laboratories - 1.27%
Laboratory Corporation of America Holdings *                                3,000                         258,600
                                                                                                 -----------------

Surgical & Medical Instruments & Apparatus - 6.83%
Baxter International, Inc.                                                 12,000                         580,440
Guidant Corp. *                                                             5,000                         207,550
Stryker Corp.                                                              10,800                         607,392
                                                                                                 -----------------
                                                                                                        1,395,382
                                                                                                 -----------------
Wholesale - Drugs Proprietaries & Druggists' Sundries - 3.28%
Cardinal Health, Inc.                                                      10,000                         671,100
                                                                                                 -----------------

Women's, Misses' & Juniors Outerwear - 0.95%
Jones Apparel Group, Inc. *                                                 7,000                         193,200
                                                                                                 -----------------


TOTAL COMMON STOCKS (Cost $23,437,661)                                                                 20,139,120
                                                                                                 -----------------

                                                                     Principal
                                                                       Amount                          Value
Repurchase Agreement - 1.20%
Firstar Bank, 2.00%, 11/1/01 (collateralized by Federal
Home Loan Mortgage, 6.00%, 05/01/26, Market
Value $249,962, Cost $245,000)                                            245,000                         245,000
                                                                                                 -----------------

TOTAL REPURCHASE AGREEMENT                                                                                245,000
                                                                                                 -----------------


TOTAL INVESTMENTS - 99.76%  (Cost $23,682,661)                                                         20,384,120
                                                                                                 -----------------
Cash and other assets less liabilities - 0.24%                                                             48,956
                                                                                                 -----------------
TOTAL NET ASSETS - 100.00%                                                                           $ 20,433,076
                                                                                                 =================

* Non-income producing
(a) American Depositary Receipt/American Depositary Shares
(b) This position also holds poison pill rights at a rate of 1 right to 1 share which exercise if a group or person acquire 15% or more of common stock. Expires 7/25/2011
See accompanying notes which are an integral part of the financial statements.

Roulston Growth and Income Fund
Schedule of Investments - October 31, 2001
Common Stocks - 95.13%                                                        Shares                      Value

Abrasive, Asbestos & Miscellaneous Non-Metallic Mineral Products - 2.46%
Minnesota Mining & Manufacturing Co.                                           3,000                       $ 313,140
                                                                                                    -----------------

Air Transportation, Scheduled - 1.13%
Southwest Airlines Co.                                                         9,000                         143,100
                                                                                                    -----------------

Beverages - 2.30%
PepsiCo, Inc.                                                                  6,000                         292,260
                                                                                                    -----------------
Chemicals & Allied Products - 2.35%
The Dow Chemical Co.                                                           9,000                         299,250
                                                                                                    -----------------

Computer & Office Equipment - 2.13%
International Business Machines Corp.                                          2,500                         270,175
                                                                                                    -----------------

Crude Petroleum & Natural Gas - 1.01%
Apache Corp.                                                                   2,500                         129,000
                                                                                                    -----------------

Dolls & Stuffed Toys - 2.09%
Mattel, Inc.                                                                  14,000                         265,020
                                                                                                    -----------------

Electric & Other Services Combined - 3.31%
Alliant Energy Corp.                                                          10,000                         294,000
Exelon Corp.                                                                   3,000                         126,210
                                                                                                    -----------------
                                                                                                             420,210
                                                                                                    -----------------
Electric Services - 5.36%
Dominion Resources, Inc.                                                       4,000                         244,480
Duke Energy Corp.                                                              7,000                         268,870
TECO Energy, Inc.                                                              6,500                         167,375
                                                                                                    -----------------
                                                                                                             680,725
                                                                                                    -----------------
Federal & Federally-Sponsored Credit Agencies - 3.19%
Federal National Mortgage Association                                          5,000                         404,800
                                                                                                    -----------------

Finance Services - 1.04%
American Express Co.                                                           4,500                         132,435
                                                                                                    -----------------

Fire, Marine & Casualty Insurance - 3.74%
American International Group, Inc.                                             3,000                         235,800
Chubb Corp.                                                                    3,500                         239,050
                                                                                                    -----------------
                                                                                                             474,850
                                                                                                    -----------------
General Industrial Machinery & Equipment - 3.83%
Illinois Tool Works, Inc.                                                      2,500                         143,000
Tyco International Ltd.                                                        7,000                         343,980
                                                                                                    -----------------
                                                                                                             486,980
                                                                                                    -----------------
Heating Equip, Except Elec & Warm Air & Plumbing Fixtures - 2.32%
Fortune Brands, Inc.                                                           8,000                         294,800
                                                                                                    -----------------

Industrial Inorganic Chemicals - 1.43%
OM Group, Inc.                                                                 3,000                         181,650
                                                                                                    -----------------

Roulston Growth and Income Fund
Schedule of Investments - October 31, 2001 - continued

Common Stocks - 95.13% - continued                                        Shares                         Value

Insurance Agents, Brokers & Services - 1.90%
Marsh & McLennan Companies, Inc.                                               2,500                       $ 241,875
                                                                                                    -----------------

National Commercial Banks - 5.27%
Citigroup, Inc.                                                                9,500                         432,440
Wells Fargo & Co.                                                              6,000                         237,000
                                                                                                    -----------------
                                                                                                             669,440
                                                                                                    -----------------
Natural Gas Transmission - 1.38%
El Paso Corp.                                                                  3,575                         175,390
                                                                                                    -----------------

Paper Mills - 3.76%
Boise Cascade Corp.                                                            7,000                         199,920
Kimberly-Clark Corp.                                                           5,000                         277,550
                                                                                                    -----------------
                                                                                                             477,470
                                                                                                    -----------------
Perfumes, Cosmetics & Other Toilet Preparations - 2.58%
Avon Products, Inc.                                                            7,000                         327,810
                                                                                                    -----------------
Personal Credit Institutions - 4.41%
Capital One Financial Corp.                                                    6,000                         247,860
Household International, Inc.                                                  6,000                         313,800
                                                                                                    -----------------
                                                                                                             561,660
                                                                                                    -----------------
Petroleum Refining - 1.74%
ChevronTexaco Corp.                                                            2,500                         221,375
                                                                                                    -----------------

Pharmaceutical Preparations - 5.39%
American Home Products Corp.                                                   5,000                         279,150
Johnson & Johnson                                                              7,000                         405,370
                                                                                                    -----------------
                                                                                                             684,520
                                                                                                    -----------------
Primary Production Of Aluminum - 1.02%
Alcoa, Inc.                                                                    4,000                         129,080
                                                                                                    -----------------

Retail-Lumber & Other Building Materials Dealers - 2.68%
Lowe's Companies, Inc.                                                        10,000                         341,000
                                                                                                    -----------------

Retail-Variety Stores - 2.94%
Target Corp. (a)                                                              12,000                         373,800
                                                                                                    -----------------

Retail - Women's Clothing Stores - 1.01%
Talbots, Inc.                                                                  4,500                         128,250
                                                                                                    -----------------

Search, Detection, Navigation, Guidance, Aeronautical
     Systems & Equipment - 1.01%
Raytheon Co.                                                                   4,000                         129,000
                                                                                                    -----------------

Security Brokers, Dealers & Flotation Companies - 1.55%
Merrill Lynch & Co., Inc.                                                      4,500                         196,695
                                                                                                    -----------------

Services-Prepackaged Software - 1.96%
Autodesk, Inc.                                                                 7,500                         249,150
                                                                                                    -----------------

Roulston Growth and Income Fund
Schedule of Investments - October 31, 2001 - continued

Common Stocks - 95.13% - continued                                        Shares                         Value

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 2.90%
Procter & Gamble Co.                                                           5,000                       $ 368,900
                                                                                                    -----------------

State Commercial Banks - 4.35%
Bank of New York Co., Inc.                                                    10,000                         340,100
U.S. Bancorp                                                                  12,000                         213,360
                                                                                                    -----------------
                                                                                                             553,460
                                                                                                    -----------------
Surgical & Medical Instruments & Apparatus - 3.54%
Baxter International, Inc.                                                     6,000                         290,220
Teleflex, Inc.                                                                 4,000                         160,000
                                                                                                    -----------------
                                                                                                             450,220
                                                                                                    -----------------
Telephone Communications (No Radio Telephone) - 2.74%
Verizon Communications, Inc.                                                   7,000                         348,670
                                                                                                    -----------------

Trucking & Courier Services (No Air) - 1.20%
United Parcel Service, Inc. - Class B                                          3,000                         153,000
                                                                                                    -----------------

Water Transportation - 1.43%
Tidewater, Inc.                                                                6,000                         181,320
                                                                                                    -----------------

Women's, Misses' & Juniors Outerwear - 2.68%
Liz Claiborne, Inc.                                                            7,500                         341,250
                                                                                                    -----------------


TOTAL COMMON STOCKS (Cost $11,906,196)                                                                    12,091,730
                                                                                                    -----------------


Real Estate Investment Trusts - 1.35%
Kimco Realty Corp.                                                             3,500                         171,115
                                                                                                    -----------------

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $151,125)                                                          171,115
                                                                                                    -----------------

                                                                         Principal
                                                                          Amount                          Value
Short-Term Government Securities - 2.37%
Federal Agricultural Mortgage Corp., 2.30%, 11/01/01
(Cost $301,000)                                                              301,000                         301,000
                                                                                                    -----------------

TOTAL SHORT-TERM GOVERNMENT SECURITIES                                                                       301,000
                                                                                                    -----------------


TOTAL INVESTMENTS - 98.85%  (Cost $12,358,321**)                                                          12,563,845
                                                                                                    -----------------
Cash and other assets less liabilities - 1.15%                                                               146,384
                                                                                                    -----------------
TOTAL NET ASSETS - 100.00%                                                                              $ 12,710,229
                                                                                                    =================

** Also represents cost for Federal income tax purposes.
(a) This position also holds poison pill rights at a rate of 1 right to 1 share which exercise if a group or person acquire 20% or more of common stock. Expires 9/26/2006
See accompanying notes which are an integral part of the financial statements.

ROULSTON GOVERNMENT SECURITIES FUND
Schedule of Investments - October 31, 2001
                                                                    Principal
                                                                     Amount                         Value
FIXED INCOME SECURITIES - 95.96%

Corporate Bonds - 26.11%

Business Credit Institutions - 1.56%
Private Export Funding Corp., 5.75%, 01/15/08                          1,000,000                    $ 1,074,454
                                                                                               -----------------

Cable & Other Pay Television Services - 1.53%
Comcast Cable Communications, Inc., 6.875%, 06/15/09                   1,000,000                      1,047,750
                                                                                               -----------------

Computer & Office Equipment - 0.39%
Hewlett Packard Co., 7.15%, 06/15/05                                     250,000                        269,129
                                                                                               -----------------

Electronic Computers - 1.54%
Sun Microsystems, Inc., 7.35%, 08/15/04                                1,000,000                      1,061,188
                                                                                               -----------------

Finance Services - 2.38%
Credit Suisse First Boston, 6.875%, 11/01/05                           1,000,000                      1,077,879
Morgan Stanley Dean Witter & Co., 7.75%, 06/15/05                        500,000                        554,894
                                                                                               -----------------
                                                                                                      1,632,773
                                                                                               -----------------
Household Furniture - 1.60%
Leggett & Platt, Inc., 7.65%, 02/15/05                                 1,000,000                      1,099,142
                                                                                               -----------------

Industrial Instruments for Measurement, Display & Control - 0.41%
Emerson, 7.875%, 06/01/05                                                250,000                        280,429
                                                                                               -----------------

Motor Vehicles & Passenger Car Bodies - 1.51%
DaimlerChrysler AG, 7.25%, 01/18/06                                    1,000,000                      1,034,934
                                                                                               -----------------

National Commercial Banks - 1.54%
Citigroup, Inc., 6.375%, 11/15/08                                      1,000,000                      1,058,192
                                                                                               -----------------

Personal Credit Institutions - 4.61%
Ford Motor Credit Co., 6.875%, 02/01/06                                1,000,000                      1,024,553
General Electric Capital Corp., 7.50%, 05/15/05                        1,000,000                      1,115,188
General Motors Acceptance Corp., 6.75%, 01/15/06                       1,000,000                      1,025,568
                                                                                               -----------------
                                                                                                      3,165,309
                                                                                               -----------------
Radio Telephone Communications - 4.70%
AOL Time Warner, Inc., 6.75%, 04/15/11                                 1,000,000                      1,049,822
Deutsche Telekom AG, 7.75%, 06/15/05                                   1,000,000                      1,081,082
Vodafone Group Plc, 7.625%, 02/15/05                                   1,000,000                      1,094,136
                                                                                               -----------------
                                                                                                      3,225,040
                                                                                               -----------------
Security Brokers, Dealers & Flotation Companies - 0.80%
Goldman Sachs Group, Inc., 7.625%, 08/17/05                              500,000                        550,175
                                                                                               -----------------

Services - Computer Integrated Systems Design - 1.58%
Computer Sciences Corp., 7.50%, 08/08/05                               1,000,000                      1,082,888
                                                                                               -----------------

Short-Term Business Credit Institutions - 0.38%
Caterpillar Financial Services Corp., 5.950%, 05/01/06                   250,000                        262,256
                                                                                               -----------------

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.58%
Procter & Gamble Co., 6.60%, 12/15/04                                  1,000,000                      1,085,303
                                                                                               -----------------
ROULSTON GOVERNMENT SECURITIES FUND
Schedule of Investments - October 31, 2001 - continued
                                                                    Principal
                                                                     Amount                          Value
Fixed Income Securities (continued)

TOTAL CORPORATE BONDS                                                                              $ 17,928,962
                                                                                               -----------------

U.S. Government Agency Obligations -  9.25%

Federal Home Loan Bank - 3.08%                                         2,000,000                      2,110,902
                                                                                               -----------------
5.375%, 02/15/06

Federal Home Loan Mortgage Corp - 1.50%
5.125%, 10/15/08                                                       1,000,000                      1,032,366
                                                                                               -----------------

Federal National Mortgage Association - 4.67%
5.25%, 01/15/09                                                        1,000,000                      1,039,485
6.00%, 12/15/05                                                        2,000,000                      2,167,120
                                                                                               -----------------
                                                                                                      3,206,605
                                                                                               -----------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                                                              6,349,873
                                                                                               -----------------

U.S. Government Obligations - 60.60%

U.S. Treasury Bonds - 13.32%
5.375%, 02/15/31                                                       8,500,000                      9,146,799
                                                                                               -----------------

U.S. Treasury Notes - 47.28%
5.00%, 02/15/11                                                        2,000,000                      2,111,564
5.75%, 08/15/10                                                        2,000,000                      2,221,876
6.50%, 05/15/05                                                        3,000,000                      3,334,338
6.50%, 08/15/05                                                        4,000,000                      4,456,876
6.50%, 10/15/06                                                        3,500,000                      3,950,628
6.625%, 05/15/07                                                       4,500,000                      5,139,671
6.75%, 05/15/05                                                        7,000,000                      7,826,602
6.875%, 05/15/06                                                       3,000,000                      3,418,713
                                                                                               -----------------
                                                                                                     32,460,268
                                                                                               -----------------

TOTAL U.S. GOVERNMENT OBLIGATIONS                                                                    41,607,067
                                                                                               -----------------

TOTAL FIXED INCOME SECURITIES (Cost $59,977,460)                                                     65,885,902
                                                                                               -----------------

Short-Term Government Securities - 2.65%
Federal Agricultural Mortgage Corp., 2.30%, 11/01/01
(Cost $1,818,000)                                                      1,818,000                      1,818,000
                                                                                               -----------------

TOTAL INVESTMENTS - 98.61%  (Cost $61,795,344)                                                       67,703,902
                                                                                               -----------------
Cash and other assets less liabilities - 1.39%                                                          953,022
                                                                                               -----------------
TOTAL NET ASSETS - 100.00%                                                                         $ 68,656,924
                                                                                               =================

See accompanying notes which are an integral part of the financial statements.


ROULSTON FUNDS
STATEMENT OF ASSETS AND LIABILITIES - October 31, 2001

                                    ROULSTON        ROULSTON         ROULSTON        ROULSTON         ROULSTON
                                    EMERGING       INTERNATIONAL      GROWTH          GROWTH AND     GOVERNMENT
                                    GROWTH FUND     EQUITY FUND        FUND          INCOME FUND    SECURITIES FUND
Assets:
Investments in securities at value
  (cost $13,235,671, 15,913,885,
        23,682,661, 12,358,321,
        61,795,344, respectively)   $ 9,586,955    $ 12,857,428     $ 20,384,120    $ 12,563,845     $ 67,703,902
Cash                                        473              16              697           3,784              567
Receivable for capital stock sold         2,488               0           43,610               0            6,578
Receivable for securities sold                0           3,211          119,633         305,434                0
Dividends and interest receivable           469          25,208            4,869          20,594        1,218,967
Other assets                                943          18,189            2,139          21,915            3,067
                                  --------------  --------------  ---------------  --------------   --------------
     Total assets                     9,591,328      12,904,052       20,555,068      12,915,572       68,933,081
                                  --------------  --------------  ---------------  --------------   --------------

Liabilities:
Payable for capital stock redeemed            0               0           86,884          87,614          139,273
Payable for securities purchased              0               0                0          82,166                0
Accrued expenses                         27,462          26,904           27,350          20,227           54,515
Payable to adviser                        6,017           8,020            7,758          15,336           14,328
Distributions payable                         0               0                0               0           68,041
                                  --------------  --------------  ---------------  --------------   --------------
     Total liabilities                   33,479          34,924          121,992         205,343          276,157
                                  --------------  --------------  ---------------  --------------   --------------

Net Assets:
Applicable to 883,822, 1,481,316,
  2,424,419, 1,251,742 and
  6,490,074 shares outstanding,
  respectively                      $ 9,557,849    $ 12,869,128     $ 20,433,076    $ 12,710,229     $ 68,656,924
                                  ==============  ==============  ===============  ==============   ==============

Net Assets Consist of:
Capital paid-in                      24,990,805      18,069,049       27,041,429      14,434,943       62,735,986
Accumulated net realized gain
  (loss) on investments             (11,784,240)     (2,143,796)      (3,309,812)     (1,930,238)          12,380
Net unrealized appreciation
  (depreciation) on:
  Investments                        (3,648,716)     (3,056,457)      (3,298,541)        205,524        5,908,558
  Translation of assets and
    liabilities in foreign currencies         0             332                0               0                0
                                  --------------  --------------  ---------------  --------------   --------------
                                    $ 9,557,849    $ 12,869,128     $ 20,433,076    $ 12,710,229     $ 68,656,924
                                  ==============  ==============  ===============  ==============   ==============

Net asset value, offering and
  redemption price per share            $ 10.81          $ 8.69           $ 8.43         $ 10.15          $ 10.58
                                  ==============  ==============  ===============  ==============   ==============

See accompanying notes which are an integral part of the financial statements.

ROULSTON FUNDS
STATEMENT OF OPERATIONS

For the Year Ended October 31, 2001


                                  ROULSTON            ROULSTON       ROULSTON          ROULSTON       ROULSTON
                                  EMERGING          INTERNATIONAL     GROWTH          GROWTH AND     GOVERNMENT
                                   GROWTH FUND       EQUITY FUND       FUND           INCOME FUND   SECURITIES FUND

Investment Income:
Dividends                              $ 9,170        $ 293,742  (a)   $ 131,673       $ 236,619    $           0
Interest                                50,685           18,582           26,203          19,429        3,968,566
                               ----------------    -------------   --------------   -------------   --------------
     Total investment income            59,855          312,324          157,876         256,048        3,968,566
                               ----------------    -------------   --------------   -------------   --------------

Expenses:
Investment advisory fees
  (Note 3)                              97,889          127,650          192,332         106,325          159,886
Distribution expense (Note 3)           27,775           36,313           54,621          30,240          136,530
Administration expense                  14,164           10,853           18,015          13,201           46,771
Transfer agent fees                     20,833           18,061           27,258          18,297           37,836
Legal fees                               8,990            7,178           10,285           9,949           36,533
Pricing fees                            24,780           25,337           21,934          21,976           30,583
Registration expenses                   17,487           23,126           18,188          17,794           25,001
Custodian fees                          18,665           18,592           17,433           6,828           31,146
Printing fees                                0            1,369                0               0            8,975
Auditing fees                            2,827            4,118            1,702               0           15,612
Insurance fees                           3,169            3,580            4,938           3,166            9,855
Trustee fees                                 0            1,863            3,654           1,405            9,749
Miscellaneous expenses                       0            3,611                0               0           17,688
                               ----------------    -------------   --------------   -------------   --------------
     Total expenses                    236,579          281,651          370,360         229,181          566,165
Expenses reimbursed (Note 3)                 0                0          (16,649)        (18,991)               0
                               ----------------    -------------   --------------   -------------   --------------
     Net expenses                      236,579          281,651          353,711         210,190          566,165
                               ----------------    -------------   --------------   -------------   --------------

Net Investment Income/(Loss)          (176,724)          30,673         (195,835)         45,858        3,402,401
                               ----------------    -------------   --------------   -------------   --------------

Realized and Unrealized
  Gain/(Loss) on Investments:
Net realized gain/(loss) on:
  investments                      (11,724,931)      (2,141,342)      (2,555,880)         30,534          553,304
  options transactions                       0                0          (33,852)              0                0
Net change in unrealized
  appreciation/(depreciation) on:
  investments                       (4,935,748)      (2,224,007)     (10,165,690)     (2,329,359)       4,628,029
  foreign currency translation               0              332                0               0                0
                               ----------------    -------------   --------------   -------------   --------------
Net realized and unrealized
  gain/(loss) on investments       (16,660,679)      (4,365,017)     (12,755,422)     (2,298,825)       5,181,333
                               ----------------    -------------   --------------   -------------   --------------

Increase/(Decrease) in Net
  Assets from Operations         $ (16,837,403)    $ (4,334,344)   $ (12,951,257)   $ (2,252,967)     $ 8,583,734
                               ================    =============   ==============   =============   ==============



(a) Dividends are net of $1,048 of foreign taxes withheld.
See accompanying notes which are an integral part of the financial statements.

ROULSTON FUNDS
STATEMENT OF CHANGES IN NET ASSETS

                                         ROULSTON                         ROULSTON                         ROULSTON
                                     EMERGING GROWTH                    INTERNATIONAL                       GROWTH
                                           FUND                          EQUITY FUND                         FUND
                                -------------------------------------------------------------------------------------------------
                                -------------------------------------------------------------------------------------------------

                                     Year            Year             Year            Year             Year            Year
                                    Ended            Ended           Ended            Ended           Ended            Ended
                                   10/31/01        10/31/00         10/31/01        10/31/00         10/31/01        10/31/00
                                -------------------------------------------------------------------------------------------------
                                -------------------------------------------------------------------------------------------------

Operations:
Net investment income/(loss)        $ (176,724)     $ (196,263)        $ 30,673           $ 964       $ (195,835)     $ (245,926)
Net realized gain/(loss) on
  investments                      (11,724,931)        (62,373)      (2,141,342)        103,404       (2,589,732)      2,787,110
Net change in unrealized
  appreciation (depreciation) on:
  investments                       (4,935,748)        771,683       (2,224,007)       (931,776)     (10,165,690)      3,830,393
  foreign currency translation               0               0              332               0                0               0
                                ---------------  --------------  ---------------  --------------  ---------------  --------------
Increase/(Decrease) in net assets  (16,837,403)        513,047       (4,334,344)       (827,408)     (12,951,257)      6,371,577
                                ---------------  --------------  ---------------  --------------  ---------------  --------------

Dividends and Distributions
  to Shareholders:
From net investment income                   0               0                0         (55,252)               0               0
From net realized gains                      0        (197,857)        (103,318)        (21,990)      (2,541,093)     (1,292,477)
                                ---------------  --------------  ---------------  --------------  ---------------  --------------
Total distributions                          0        (197,857)        (103,318)        (77,242)      (2,541,093)     (1,292,477)
                                ---------------  --------------  ---------------  --------------  ---------------  --------------

Capital Share Transactions:
Proceeds from shares sold           42,181,406      29,313,198       18,273,514      27,936,155       12,732,778      32,548,193
Reinvestment of dividends                    0         197,568          102,598          76,689        2,492,993       1,281,949
Amount paid for repurchase
  of shares                        (40,057,318)     (8,838,296)     (21,932,166)     (8,918,034)     (12,725,843)    (41,895,291)
                                ---------------  --------------  ---------------  --------------  ---------------  --------------
Net increase (decrease) from
  capital transactions               2,124,088      20,672,470       (3,556,054)     19,094,810        2,499,928      (8,065,149)
                                ---------------  --------------  ---------------  --------------  ---------------  --------------

Total increase (decrease) in
  net assets                       (14,713,315)     20,987,660       (7,993,716)     18,190,160      (12,992,422)     (2,986,049)

Net Assets:
Beginning of year                   24,271,164       3,283,504       20,862,844       2,672,684       33,425,498      36,411,547
                                ---------------  --------------  ---------------  --------------  ---------------  --------------
End of year                        $ 9,557,849    $ 24,271,164     $ 12,869,128    $ 20,862,844     $ 20,433,076    $ 33,425,498
                                ===============  ==============  ===============  ==============  ===============  ==============

Accumulated undistributed net
  investment income
  (loss) included in net assets
  at end of period              $            0   $           0   $             0  $     (56,018)  $            0   $            0
                                ---------------  --------------  ---------------  --------------  ---------------  --------------

Capital Share Transactions:
Shares sold                          3,007,467         866,096        1,723,958       2,302,456        1,171,842       2,284,007
Shares issued on reinvestment
  of dividends                               0           7,288            9,104           6,224          194,613         100,624
Shares repurchased                  (2,896,984)       (269,693)      (2,070,314)       (742,320)      (1,179,042)     (3,003,110)
                                ---------------  --------------  ---------------  --------------  ---------------  --------------

Net increase (decrease) from
  capital transactions                 110,483         603,691         (337,252)      1,566,360          187,413        (618,479)
                                ===============  ==============  ===============  ==============  ===============  ==============




ROULSTON FUNDS
STATEMENT OF CHANGES IN NET ASSETS

                                          ROULSTON                         ROULSTON
                                      GROWTH AND INCOME                   GOVERNMENT
                                            FUND                        SECURITIES FUND
                                ----------------------------------------------------------------
                                ----------------------------------------------------------------

                                     Year            Year             Year            Year
                                    Ended            Ended           Ended            Ended
                                   10/31/01        10/31/00         10/31/01        10/31/00
                                ----------------------------------------------------------------
                                ----------------------------------------------------------------

Operations:
Net investment income (loss)          $ 45,858        $ 79,245      $ 3,402,401     $ 2,249,020
Net realized gain/(loss) on
  investments                           30,534      (1,248,294)         553,304        (403,500)
Net change in unrealized
  appreciation (depreciation) on:
  investments                       (2,329,359)        673,226        4,628,029       1,284,447
                                ---------------  --------------  ---------------  --------------
Increase/Decrease in net assets     (2,252,967)       (495,823)       8,583,734       3,129,967
                                ---------------  --------------  ---------------  --------------

Dividends and Distributions
  to Shareholders:
From net investment income            (254,946)        (40,906)      (3,406,725)     (2,251,297)
From net realized gains                      0      (5,422,162)               0               0
                                ---------------  --------------  ---------------  --------------
Total distributions                   (254,946)     (5,463,068)      (3,406,725)     (2,251,297)
                                ---------------  --------------  ---------------  --------------

Capital Share Transactions:
Proceeds from shares sold            5,170,582       6,506,301       22,922,836      56,663,444
Reinvestment of dividends              242,303       5,278,830        2,525,665       1,511,561
Amount paid for repurchase
  of shares                         (4,107,809)    (21,783,348)     (16,075,609)    (17,684,899)
                                ---------------  --------------  ---------------  --------------
Net increase (decrease) from
  capital transactions               1,305,076      (9,998,217)       9,372,892      40,490,106
                                ---------------  --------------  ---------------  --------------

Total increase (decrease) in
  net assets                        (1,202,837)    (15,957,108)      14,549,901      41,368,776

Net Assets:
Beginning of year                   13,913,066      29,870,174       54,107,023      12,738,247
                                ---------------  --------------  ---------------  --------------
End of year                       $ 12,710,229    $ 13,913,066     $ 68,656,924    $ 54,107,023
                                ===============  ==============  ===============  ==============

Accumulated undistributed net
  investment income
  (loss) included in net assets
  at end of period                $           0  $       9,719   $            0   $      (2,278)
                                ---------------  --------------  ---------------  --------------

Capital Share Transactions:
Shares sold                            440,165         568,123        2,284,660       5,660,049
Shares issued on reinvestment
  of dividends                          19,685         463,934          249,777         157,051
Shares repurchased                    (353,173)     (1,894,926)      (1,595,888)     (1,573,640)
                                ---------------  --------------  ---------------  --------------

Net increase (decrease) from
  capital transactions                 106,677        (862,869)         938,549       4,243,460
                                ===============  ==============  ===============  ==============

See accompanying notes which are an integral part of the financial statements.

ROULSTON FUNDS
FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                                                       ROULSTON
                                                  ROULSTON EMERGING                                  INTERNATIONAL
                                                     GROWTH FUND                                      EQUITY FUND
                                     -------------------------------------------    ---------------------------------------------
                                     -------------------------------------------    ---------------------------------------------

                                         Year           Year           Period          Year           Year            Period
                                        Ended           Ended          Ended          Ended           Ended            Ended
                                       10/31/01       10/31/00        10/31/99 (a)   10/31/01       10/31/00       10/31/99 (a)
                                     --------------------------------------------------------------------------------------------
                                     -------------------------------------------    ---------------------------------------------

Net Asset Value, beginning of
  period                                  $ 31.38         $ 19.35       $ 10.00        $ 11.47          $ 10.23          $ 10.00
                                     -------------  --------------   -----------    -----------   --------------   --------------

Income from Investment
  Operations:
Net investment income (loss)                (0.21)          (0.35)        (0.02)         (0.02)            0.00            (0.01)
Net realized and unrealized gain
  (loss) on investments                    (20.36)          13.19          9.37          (2.70)            1.31             0.24
                                     -------------  --------------   -----------    -----------   --------------   --------------
Total from investment operations           (20.57)          12.84          9.35          (2.72)            1.31             0.23
                                     -------------  --------------   -----------    -----------   --------------   --------------

Less Distributions:
From net investment income                   0.00            0.00          0.00           0.00            (0.03)            0.00
From realized capital gains                  0.00           (0.81)         0.00          (0.06)           (0.04)            0.00
                                     -------------  --------------   -----------    -----------   --------------   --------------
Total distributions                          0.00           (0.81)         0.00          (0.06)           (0.07)            0.00
                                     -------------  --------------   -----------    -----------   --------------   --------------

Net Asset Value, end of period            $ 10.81         $ 31.38       $ 19.35         $ 8.69          $ 11.47          $ 10.23
                                     =============  ==============   ===========    ===========   ==============   ==============

Total Return                               (65.55)%        67.22%        93.30% (b)     (23.81)%         12.74%            2.30% (b)

Ratios/Supplemental Data:
Net Assets, end of period (000)           $ 9,558        $ 24,271       $ 3,284       $ 12,869         $ 20,863          $ 2,673
Ratio of expenses to average
  net assets
    before reimbursement of
      expenses by Adviser                   1.82%           1.76%        11.54% (c)      1.66%            1.79%           15.24% (c)
    after reimbursement of
      expenses by Adviser                   N/A             1.75%         1.95% (c)       N/A             1.78%            1.95% (c)
Ratio of net investment income
  to average net assets
    before reimbursement of
      expenses by Adviser                  (1.36)%         (1.04)%      (10.46)%(c)      0.21%           (0.01)%         (13.86)%(c)
    after reimbursement of
      expenses by Adviser                   N/A            (1.03)%       (0.87)%(c)       N/A             0.01%           (0.57)%(c)
Portfolio turnover                        212.80%         302.63%        79.91% (b)     43.13%           58.37%           51.26% (b)


(a) For the period 7/1/99 (inception) to 10/31/99.
(b) For periods of less than one full year, the total return and portfolio turnover are not annualized.
(c) Annualized

See accompanying notes which are an integral part of the financial statements.

ROULSTON FUNDS
FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.


                                                                    ROULSTON GROWTH
                                                                          FUND
                                     ---------------------------------------------------------------------------
                                     ---------------------------------------------------------------------------
                                         Year           Year            Year           Year           Year
                                        Ended           Ended          Ended          Ended           Ended
                                       10/31/01       10/31/00        10/31/99       10/31/98       10/31/97
                                     ---------------------------------------------------------------------------
                                     ---------------------------------------------------------------------------

Net Asset Value, beginning of
  period                                  $ 14.94         $ 12.75       $ 16.45        $ 18.88          $ 15.50
                                     -------------  --------------   -----------    -----------   --------------

Income from Investment
  Operations:
Net investment income (loss)                (0.08)          (0.11)        (0.06)         (0.03)           (0.01)
Net realized and unrealized gain
  (loss) on investments                     (5.30)           2.78         (1.03)         (1.30)            4.55
                                     -------------  --------------   -----------    -----------   --------------
Total from investment operations            (5.38)           2.67         (1.09)         (1.33)            4.54
                                     -------------  --------------   -----------    -----------   --------------

Less Distributions:
From net investment income                   0.00            0.00          0.00           0.00            (0.01)
From realized capital gains                 (1.13)          (0.48)        (2.61)         (1.10)           (1.15)
                                     -------------  --------------   -----------    -----------   --------------
Total distributions                         (1.13)          (0.48)        (2.61)         (1.10)           (1.16)
                                     -------------  --------------   -----------    -----------   --------------

Net Asset Value, end of period             $ 8.43         $ 14.94       $ 12.75        $ 16.45          $ 18.88
                                     =============  ==============   ===========    ===========   ==============

Total Return                               (38.58)%        21.56%         (9.18)%        (7.73)%         31.00%

Ratios/Supplemental Data:
Net Assets, end of period (000)          $ 20,433        $ 33,425      $ 36,412       $ 65,387         $ 77,017
Ratio of expenses to average
  net assets
    before reimbursement of
      expenses by Adviser                   1.45%           1.76%         1.57%          1.43%            1.58%
    after reimbursement of
      expenses by Adviser                   1.38%           1.38%         1.38%          1.38%            1.38%
Ratio of net investment income
  to average net assets
    before reimbursement of
      expenses by Adviser                   (0.83)%         (1.12)%       (0.44)%        (0.18)%          (0.25)%
    after reimbursement of
      expenses by Adviser                   (0.76)%         (0.74)%       (0.26)%        (0.13)%          (0.05)%
Portfolio turnover                         95.30%          98.87%       121.21%         52.23%           41.16%







ROULSTON FUNDS
FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.


                                             ROULSTON GROWTH AND INCOME
                                         FUND
                                     ---------------------------------------------------------------------------
                                     ---------------------------------------------------------------------------

                                         Year           Year            Year           Year           Year
                                        Ended           Ended          Ended          Ended           Ended
                                       10/31/01       10/31/00        10/31/99       10/31/98       10/31/97
                                     ---------------------------------------------------------------------------
                                     ---------------------------------------------------------------------------

Net Asset Value, beginning of
  period                                  $ 12.15         $ 14.88       $ 15.89        $ 17.87          $ 14.22
                                     -------------  --------------   -----------    -----------   --------------

Income from Investment
  Operations:
Net investment income (loss)                 0.04            0.05          0.01           0.01             0.05
Net realized and unrealized gain
  (loss) on investments                     (1.83)           0.10         (0.08)         (0.15)            4.83
                                     -------------  --------------   -----------    -----------   --------------
Total from investment operations            (1.79)           0.15         (0.07)         (0.14)            4.88
                                     -------------  --------------   -----------    -----------   --------------

Less Distributions:
From net investment income                  (0.21)          (0.03)        (0.01)          0.00            (0.09)
From realized capital gains                  0.00           (2.85)        (0.93)         (1.84)           (1.14)
                                     -------------  --------------   -----------    -----------   --------------
Total distributions                         (0.21)          (2.88)        (0.94)         (1.84)           (1.23)
                                     -------------  --------------   -----------    -----------   --------------

Net Asset Value, end of period            $ 10.15         $ 12.15       $ 14.88        $ 15.89          $ 17.87
                                     =============  ==============   ===========    ===========   ==============

Total Return                               (15.02)%         2.28%         (1.07)%        (1.20)%         36.61%

Ratios/Supplemental Data:
Net Assets, end of period (000)          $ 12,710        $ 13,913      $ 29,870       $ 33,047         $ 30,841
Ratio of expenses to average
  net assets
    before reimbursement of
      expenses by Adviser                   1.64%           1.98%         1.61%          1.53%            1.76%
    after reimbursement of
      expenses by Adviser                   1.50%           1.50%         1.48%          1.49%            1.50%
Ratio of net investment income
  to average net assets
    before reimbursement of
      expenses by Adviser                   0.19%           (0.06)%       (0.29)%        (0.02)%          0.03%
    after reimbursement of
      expenses by Adviser                   0.33%           0.43%         0.04%          0.02%            0.29%
Portfolio turnover                         54.77%          95.46%       126.99%         40.43%           42.45%

See accompanying notes which are an integral part of the financial statements.

ROULSTON FUNDS
FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.


                                                              ROULSTON GOVERNMENT SECURITIES
                                                                           FUND
                                     ---------------------------------------------------------------------------
                                     ---------------------------------------------------------------------------
                                         Year           Year            Year           Year           Year
                                        Ended           Ended          Ended          Ended           Ended
                                       10/31/01       10/31/00        10/31/99       10/31/98       10/31/97
                                     -------------  ------------------------------------------------------------
                                     -------------  ------------------------------------------------------------

Net Asset Value, beginning of
  period                                   $ 9.75          $ 9.74       $ 10.43         $ 9.90           $ 9.75
                                     -------------  --------------   -----------    -----------   --------------

Income from Investment
  Operations:
Net investment income (loss)                 0.53            0.54          0.47           0.49             0.49
Net realized and unrealized gain
  (loss) on investments                      0.84            0.01         (0.69)          0.53             0.15
                                     -------------  --------------   -----------    -----------   --------------
Total from investment operations             1.37            0.55         (0.22)          1.02             0.64
                                     -------------  --------------   -----------    -----------   --------------

Less Distributions:
From net investment income                  (0.54)          (0.54)        (0.47)         (0.49)           (0.49)
From realized capital gains                  0.00            0.00          0.00           0.00             0.00
                                     -------------  --------------   -----------    -----------   --------------
Total distributions                         (0.54)          (0.54)        (0.47)         (0.49)           (0.49)
                                     -------------  --------------   -----------    -----------   --------------

Net Asset Value, end of period            $ 10.58          $ 9.75        $ 9.74        $ 10.43           $ 9.90
                                     =============  ==============   ===========    ===========   ==============

Total Return                               14.44%           5.92%         (2.09)%       10.61%            6.76%

Ratios/Supplemental Data:
Net Assets, end of period (000)          $ 68,657        $ 54,107      $ 12,738        $ 5,057          $ 4,411
Ratio of expenses to average
  net assets
    before reimbursement of
      expenses by Adviser                   0.89%           1.00%         2.34%          2.19%            2.70%
    after reimbursement of
      expenses by Adviser                   N/A             0.90%         0.90%          0.90%            0.90%
Ratio of net investment income
  to average net assets
    before reimbursement of
      expenses by Adviser                   5.31%           5.53%         3.38%          3.60%            3.23%
    after reimbursement of
      expenses by Adviser                   N/A             5.62%         4.81%          4.89%            5.03%
Portfolio turnover                        281.77%         228.10%       837.17%         89.89%           21.01%

See accompanying notes which are an integral part of the financial statements.

                                 ROULSTON FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 2001

NOTE 1.  ORGANIZATION

     Roulston Funds (the "Trust") is an open-end management investment company and is organized under Ohio law as a business trust under a Declaration of Trust dated September 16, 1994, as amended to date. The Trust currently consists of five funds (the "Funds"): Roulston Emerging Growth Fund (the "Emerging Growth Fund"), Roulston International Equity Fund (the "International Equity Fund"), Roulston Growth Fund (the "Growth Fund"), Roulston Growth and Income Fund (the "Growth and Income Fund"), and Roulston Government Securities Fund (the "Government Fund") (individually, a "Fund"; collectively, the "Funds"). The Trust is registered under the Investment Company Act of 1940, as amended (the "Act").


NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Trust.

     Security Valuation: The portfolio securities of each Fund will be valued at market value. Each Fund uses one or more pricing services to provide market quotations for equity, fixed income and variable income securities. If market quotations are not readily available, securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Equity securities which are listed or admitted to trading on a national securities exchange or other market trading system which report actual transaction prices on a contemporaneous basis will be valued at the last sales price on the exchange or other market system on which the security is principally traded.

     For fixed and variable income securities, the pricing service may use a matrix system of valuation which considers factors such as securities prices, yield features, call features, ratings and developments related to a specific security. Roulston & Company, Inc., as the Funds' investment adviser ("Roulston"), may deviate from the valuation provided by the pricing service whenever, in its judgment, such valuation is not indicative of the fair value of the security, and will price such security in accordance with the procedures adopted by the Board of Trustees. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

     Repurchase Agreements: All Funds may enter into repurchase agreements with financial institutions deemed to be creditworthy by Roulston subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed-upon date and price. Securities purchased subject to repurchase agreements are deposited with the applicable Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than the repurchase price plus accrued interest at all times. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

     Federal Income Taxes: The Funds intend to be treated as "regulated investment companies" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of their net taxable income annually. Accordingly, no provisions for Federal income taxes have been made in the accompanying financial statements.

     Investment Income and Securities Transactions: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the trade date. Security gains and losses are determined on the identified cost basis. Discounts and premiums on securities purchased are amortized or accreted over the life of the respective securities.

     Dividends and Distributions: Substantially all of the net investment income (exclusive of capital gains) of the Emerging Growth Fund, International Equity Fund, Growth Fund, and Growth and Income Fund is distributed in the form of semi-annual dividends. Net investment income (exclusive of capital gains) of the Government Fund is declared daily and distributed in the form of monthly dividends. Substantially all of the capital gains realized by a Fund, if any, will be distributed annually.
                                 ROULSTON FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                          October 31, 2001 - continued

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES - continued

     Foreign Currency Translation: The books and records of each Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities for the International Equity Fund are translated, as applicable, into U.S. dollars at the exchange rates prevailing at the end of each business day. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in net unrealized appreciation / (depreciation) on investments.

     Other: Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital and/or net realized gains.


NOTE 3.  RELATED PARTY TRANSACTIONS

     The Trust and Roulston have entered into an Investment Advisory Agreement (the "Agreement") dated as of October 25, 2001. On October 25, 2001, a majority of shareholders of each Fund approved the Agreement. Prior to October 25, 2001, Roulston served as the Funds' investment adviser with an Investment Advisory Agreement dated as of January 25, 1995.

     Under the terms of the Investment Advisory Agreement, Roulston makes the investment decisions for the assets of the Funds and continuously reviews, supervises, and administers the investment program of the Funds. For its services as investment adviser, Roulston receives a fee, at an annual rate of 0.75% of the average daily net assets of each of the Growth Fund and the Growth and Income Fund up to $100 million of such assets and 0.50% of each Funds assets of $100 million or more. With respect to each of the International Equity Fund and the Emerging Growth Fund, Roulston receives a fee at an annual rate of 0.75% of such Fund's average daily net assets. With respect to the Government Fund, Roulston receives a fee at an annual rate of 0.25% of the average daily net assets up to $100 million of such assets, and 0.125% of such assets of $100 million or more. Such fees are calculated daily and paid monthly.

     Pursuant to Rule 12b-1 under the Act, the Trust has adopted a Distribution and Shareholder Service Plan dated January 20, 1995, as amended as of October 25, 2001 (the "Plan"), under which each Fund is authorized to pay or reimburse Roulston Research Corp. (the "Distributor"), a wholly-owned subsidiary of Roulston, a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net asset value of such Fund. Such an amount may be used by the Distributor to pay broker-dealers, banks and other institutions (a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between the Distributor and the Participating Organization or for distribution assistance and/or shareholder service provided by the Distributor. Under the Plan, a Participating Organization may include the Distributor's affiliates.

     Roulston has agreed with the Trust to waive its investment advisory fee and to reimburse certain other expenses of the Funds until further written notice to shareholders to the extent necessary to cause total operating expenses as a percentage of net assets of the Emerging Growth Fund, the International Equity Fund, the Growth Fund, the Growth and Income Fund, and the Government Fund not to exceed 1.95%, 1.95%, 1.38%, 1.50% and 0.90%, respectively.

                                 ROULSTON FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                          October 31, 2001 - continued

NOTE 3.  RELATED PARTY TRANSACTIONS - continued

Information regarding these transactions is as follows for the year ended October 31, 2001:

                                    Emerging        International
                                     Growth            Equity            Growth          Growth and        Government
                                      Fund              Fund              Fund           Income Fund          Fund
-------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees:
Fees before waiver                      $ 97,889         $ 127,650         $ 192,332         $ 106,325         $ 159,886
Fees waived                                    0                 0           (16,649)          (18,991)                0
Rule 12b-1 Fees                           27,775            36,313            54,621            30,240           136,530
                                 ----------------  ----------------  ----------------  ----------------  ----------------
Net fees and expenses to
  related parties                      $ 125,664         $ 163,963         $ 230,304         $ 117,574         $ 296,416
                                 ================  ================  ================  ================  ================

     Certain officers of the Trust are also officers, directors and/or employees of Roulston and the Distributor. The officers serve without direct compensation from the Trust.


NOTE 4.  INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 2001 were as follows:

                                                          Proceeds
                                       Purchases         from Sales
-----------------------------------------------------------------------
Emerging Growth Fund                    $27,824,227        $25,966,775
International Equity Fund                 7,112,207         10,892,047
Growth Fund                              23,912,527         24,609,462
Growth and Income Fund                    9,064,802          7,473,820
Government Fund                         187,565,082        175,091,410


NOTE 5.  UNREALIZED APPRECIATION AND DEPRECIATION

     At October 31, 2001, the gross unrealized appreciation and depreciation of securities for book and Federal income tax purposes consisted of the following:


                                         Gross             Gross              Net
                                      Unrealized        Unrealized        Unrealized
                                     Appreciation     (Depreciation)       App/(Dep)
----------------------------------------------------------------------------------------
Emerging Growth Fund                      $ 166,778       $(3,815,494)      $(3,648,716)
International Equity Fund                   238,327        (3,294,452)       (3,056,125)
Growth Fund                                 596,870        (3,895,411)       (3,298,541)
Growth and Income Fund                    1,038,603          (833,079)          205,524
Government Fund                           5,908,558                 0         5,908,558


    The aggregate cost of securities for federal income tax purposes at October 31, 2001 was $13,601,872, $15,987,759, $23,837,299, and $61,926,766 for the
Emerging Growth Fund, the International Fund, the Growth Fund, and the Government Fund, respectively. The difference between book cost and tax cost consists of wash sales in the amount of $366,201, $73,874, $154,638, and $131,422 for the Emerging Growth Fund, the International Fund, the Growth Fund, and the Government Fund, respectively.

                                 ROULSTON FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                          October 31, 2001 - continued

NOTE 6.  RISKS RELATING TO FOREIGN SECURITY INVESTMENTS:

     Securities in which the International Equity Fund invest may be denominated or quoted in currencies other than the U.S. Dollar. Changes in foreign currency exchange rates may therefore affect the value of the Fund's portfolio. Foreign investments involve special risks not applicable to investments in securities of U.S. issuers. Such securities risks include: imposition of exchange controls or currency devaluations; less extensive regulation of foreign brokers, securities markets and issuers; political, economic or social instability; less publicly available information and less liquidity in the market for such securities; different accounting standards and reporting obligations; foreign economies differ from the U.S. economy (favorably or unfavorably) in areas such as gross domestic product, rates of inflation, unemployment, currency depreciation and balance of payments positions; possibility of expropriation (the taking of property or amending of property rights by a foreign government) or foreign ownership limitations; and excessive or confiscatory taxation.


NOTE 7.  VARIATION MARGIN ON FUTURES CONTRACT

     Each Fund may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates, stock prices and currency values, or for gaining exposure to certain markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time Roulston, as investment adviser, may be attempting to sell some or all of the Fund's holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the futures commodity merchant. Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. The statement of operations reflects net realized gains and losses on contracts held during the period.


NOTE 8.  ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


NOTE 9.  CAPITAL LOSS CARRYFORWARD

                                                          Expires
                                        Amount          October 31,
----------------------------------------------------------------------
Emerging Growth Fund                       $ 45,254        2008
                                         11,376,475        2009
International Equity Fund                 2,141,342        2009
Growth Fund                               2,435,094        2009
Growth and Income Fund                    1,248,294        2008

                                 ROULSTON FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                          October 31, 2001 - continued

NOTE 10.  RESULTS OF SHAREHOLDER MEETING (Unaudited)

At an Annual Meeting of Shareholders of Roulston Funds held on October 25, 2001, shareholders of the Funds voted upon and approved the following matters:

Proposal 1 - Election of Four Trustees

Name                                     For                                    Withhold authority to vote for
----                                     ---                                    ------------------------------
David B. Gale                            93,929,130.44                          269,690.56
Mark S. Biviano                          93,929,130.44                          269,690.56
Thomas V. Chema                          93,929,130.44                          269,690.56
Carolyn D. Pizzuto                       93,929,130.44                          269,690.56

Proposal 2 - Ratification of Board of Trustees' Selection of McCurdy & Associates CPA's, Inc. as the Trust's Auditors for the fiscal year ending October 31, 2001.

Series                             For                  Against          Abstain           Total
------                             ---                  -------          -------           -----
Growth Fund                        11,729,354.05        11,559.42                0         11,740,913.47
Growth and Income Fund              7,780,126.43         8,769.93        85,804.05          7,874,700.40
Government Securities Fund         55,888,382.14                0                0         55,888,382.14
International Equity Fund          11,862,917.34                0                0         11,862,917.34
Emerging Growth Fund                6,814,035.61                0        17,872.09          6,831,907.70
                                   --------------               --       -----------       --------------
All Five Funds                     94,074,815.57        20,329.35        103,676.14        94,198,821.06
                                   --------------       ----------       -----------       --------------

Proposal 3 - Approval of Investment Advisory Agreement between the Trust and Roulston & Company, Inc.

Series                             For                  Against          Abstain           Total
------                             ---                  -------          -------           -----
Growth Fund                        11,685,189.73        19,607.47         36,116.25        11,740,913.45
Growth and Income Fund              7,615,183.49         8,769.93        250,746.99         7,874,700.40
Government Securities Fund         55,888,382.14                0                 0        55,888,382.14
International Equity Fund          11,862,917.34                0                 0        11,862,917.34
Emerging Growth Fund                6,642,245.08         5,049.07        184,613.55         6,831,907.70

Proposal 4 - Reapproval of the Trust's Distribution and Shareholder Service Plan

Series                             For                  Against          Abstain           Total
------                             ---                  -------          -------           -----
Growth Fund                        11,685,189.73        19,607.47        36,116.25         11,740,913.47
Growth and Income Fund              7,783,433.77         5,462.58        85,804.05          7,874,700.40
Government Securities Fund         55,888,382.14                0                0         55,888,382.14
International Equity Fund          11,862,917.34                0                0         11,862,917.34
Emerging Growth Fund                6,808,088.02         5,947.59        17,872.09          6,831,907.70


                      INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Trustees of Roulston Funds:

We have audited the accompanying statements of assets and liabilities of Roulston Funds (comprising, respectively, the Roulston Emerging Growth Fund, the Roulston International Equity Fund, the Roulston Growth Fund, the Roulston Growth and Income Fund, and the Roulston Government Securities Fund) including the schedules of portfolio investments, as of October 31, 2001, the related statements of operations, the statements of changes in net assets and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Roulston Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Roulston Funds as of October 31, 2001, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio
November 28, 2001